RBC Global Asset Management
RBC BlueBay Impact
Investment Funds
Prospectus
January 28, 2026
RBC BlueBay Access Capital Community Investment Fund
Class A:	ACASX
Class I:	ACCSX
Class IS:	ACATX

RBC BlueBay Impact Bond Fund
Class A:	RIBAX
Class I:	RIBIX
Class R6:	RIBRX
As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved the Fund shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents

Fund Summaries
This Prospectus describes the
RBC BlueBay Access Capital
Community Investment Fund
and the RBC BlueBay Impact
Bond Fund (the “Funds” or
each a “Fund”) offered by
RBC Funds Trust. Carefully
review this important section,
which summarizes the Fund’s
investment objectives,
principal investment strategies
and risks, past performance,
and fees, as applicable.
1 RBC BlueBay Access Capital Community Investment Fund 11 RBC BlueBay Impact Bond Fund 18 Important Additional Information
More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks

19 Investment Objectives
19 Principal Investment Strategies
25 Investing for Temporary Defensive Purposes
25 Principal Risks
33 Additional Risks
39 Designated Target Regions (RBC BlueBay Access
Capital Community Investment Fund: Class I Only)
40 Community Investments (RBC BlueBay Access
Capital Community Investment Fund)

Management
The Funds are managed by RBC Global Asset Management (U.S.) Inc. (the “Adviser”).	43 Investment Adviser 45 Portfolio Manager
Shareholder Information
Review this section for details on how shares are valued, how to purchase, sell and exchange shares, related charges and payments of dividends and distributions.
46 Pricing of Fund Shares
48 Investment Minimums
49 Instructions for Purchasing and Adding to Your
Shares
52 Automatic Investment Plan
52 Dividends and Distributions and Directed Dividend
Option
53 Selling Your Shares
55 Additional Information About Purchasing and
Selling Shares
62 Exchanging Your Shares

Table of Contents

63 Additional Policies on Exchanges
64 Additional Shareholder Services
64 Market Timing and Excessive Trading
66 Disclosure of Portfolio Holdings
66 Distribution Arrangements/Sales Charges
70 Distribution and Service (12b-1) Fees
70 Shareholder Servicing Plan
70 Dividends, Distributions and Taxes
72 Organizational Structure

Financial Highlights 73
Appendix A 78
Privacy Policy 81
Back Cover
Where to Learn More About the Funds

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Fund Summary
RBC BlueBay Access Capital
Community Investment Fund
Investment Objective
The Fund’s investment objective is to provide current income consistent with the preservation of capital by investing primarily in high quality debt securities and other debt instruments supporting community development, including investments deemed to be qualified under the Community Reinvestment Act of 1977, as amended (the “CRA”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial intermediary and under the subheading “Reducing the Initial Sales Charge on Purchases of Class A Shares” on page 68 of this Prospectus.
	Class A	Class I	Class IS
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)[1]	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses
Shareholder Servicing Fee	None	0.05%	None
Other Expenses	0.24%	0.14%	0.17%
Total Other Expenses	0.24%	0.19%	0.17%
Total Annual Fund Operating Expenses	0.84%	0.54%	0.52%
Fee Waiver and/or Expense Reimbursement[2]	(0.04) %	(0.09) %	(0.12) %
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.80%	0.45%	0.40%
1
A 1.00% Contingent Deferred Sales Charge ("CDSC") is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million  or more of Class A shares on which no front-end sales charge was paid.
2
The Adviser has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and acquired fund fees and expenses) to 0.80% of the Fund’s average daily net assets for Class A shares, 0.45% for Class I shares and 0.40% for Class IS shares. The expense limitation agreement is in place until January 31, 2027 and may not be terminated by the Adviser prior to

Fund Summary
RBC BlueBay Access Capital
Community Investment Fund
that date. The expense limitation agreement may be revised or terminated by the Fund’s board of trustees if the board consents to a revision or termination as being in the best interests of the Fund. The Adviser is entitled to recoup from the Fund or class the fees and/ or operating expenses previously waived or reimbursed for a period of 12 months from the date of such waiver or reimbursement, provided that such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time of the waiver or reimbursement and (ii) the Fund’s expense limitation at the time of recoupment.
Example:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$454	$629	$820	$1,370
Class I	$46	$164	$293	$668
Class IS	$41	$155	$279	$641
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 109% of the average value of its portfolio. The Fund invests in to-be-announced (“TBA”) mortgage-backed securities transactions, which tend to inflate a fund’s turnover rate because these investments, which generally have a short-term duration, are typically rolled forward for an additional term at the expiration of each term.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in high quality debt securities and other debt instruments supporting low-and moderate-income (“LMI”) individuals and communities and underserved areas of the United States. The Fund seeks to invest in affordable homeownership, affordable rental housing, small businesses and other community development activities with an aim to improve livability in LMI communities and underserved areas. Within those parameters, the Fund seeks a return consisting of current income and capital appreciation that is competitive relative to the Fund’s benchmark index. The Fund invests primarily in mortgage-backed securities, small business loans, municipal securities, and other instruments supporting the Fund’s impact goal of supporting

Fund Summary
RBC BlueBay Access Capital
Community Investment Fund
LMI individuals and communities and underserved areas. These investments may involve private placement transactions and may include variable rate instruments.
Certain investors in Class I shares of the Fund may express geographic and/or thematic preferences that will be sought when consistent with the Fund’s overall investment objective and impact goal. The Fund is non-diversified and, therefore, compared to a diversified investment company, the Fund may invest a greater percentage of its assets in securities of a particular issuer.
The Adviser incorporates material environmental, social and governance (ESG) factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Adviser.
Community Investments.  At the time of their share purchase, Class I investors meeting certain investment requirements may elect to have their investment amount invested in particular areas of the United States as their preferred geographic focus or Designated Target Region. If, after six months, the Adviser is unable to make appropriate investments in a shareholder’s Designated Target Region, the shareholder will have the option to redefine its Designated Target Region. Each shareholder’s returns will be based on the investment performance of the Fund’s blended overall portfolio of investments and not just on the performance of the assets in the Designated Target Region(s) selected by that shareholder. The Fund expects that substantially all or most of its investments will be considered eligible for regulatory credit under the Community Reinvestment Act of 1977 (“CRA”) and that shares of the Fund will be eligible for regulatory credit under the CRA.
Investment Program.  The Fund is designed for investors seeking a competitive return on high quality debt securities that support affordable housing and/or underlying community development activities in distinct parts of the United States. Not all of the investors in the Fund are subject to CRA requirements but may be seeking to make investments in underserved communities or to fulfill other socially responsible related investment objectives. Investors that are not subject to CRA requirements do not receive CRA credit for their investments.
Concentration in the Affordable Housing Industry. The Fund concentrates in the affordable housing industry, which means it will invest at least 25% of its total assets in the affordable housing industry. The Fund may, however, invest up to 100% of its total assets in the affordable housing industry. The Fund will invest a significant amount of its assets in securities issued by Government National Mortgage Association (“Ginnie Mae”) and government sponsored enterprises (“GSEs”), such as the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Housing Administration (“FHA”) project loans, and tax-exempt debt issued by state housing finance authorities (“HFAs”) to finance their work in affordable housing.
Credit Quality. The Fund will invest at least 75% of its total assets in securities (i) having a rating in the highest rating category assigned by a nationally recognized statistical rating organization; or (ii) if unrated, deemed by the Adviser to be of

Fund Summary
RBC BlueBay Access Capital
Community Investment Fund
comparable quality to securities which are so rated; or (iii) issued or guaranteed by the U.S. Government, government agencies, or GSEs (together, “First Tier Holdings”). The remainder of the Fund’s total assets will be invested in First Tier Holdings or in securities rated at least in the second highest category assigned by a nationally recognized statistical rating organization, or, if unrated, deemed by the Adviser to be of comparable quality.
Duration. The Adviser seeks to maintain an overall average dollar-weighted portfolio duration for the Fund that is within certain percentage ranges (such as 25%) above or below the Bloomberg Barclays U.S. Securitized Index. The duration of a bond is a measure of the approximate price sensitivity to changes in interest rates and is expressed in years. The longer the duration of the bond, the more sensitive the bond’s price is to changes in interest rates. The Adviser may use interest rate futures contracts, options on futures contracts and swaps to manage the Fund’s target duration. As of December 31, 2025, the duration of the Bloomberg Barclays U.S. Securitized Index was 5.49 years.
Principal Risks
The value of your investment in the Fund will change daily, which means that you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:
U.S. Government Obligations Risk. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.
In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and securities guaranteed by the entities remains unclear.  Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. Should the FHFA take Fannie Mae and Freddie Mac out of conservatorship and return the entities to their shareholders, it is unclear what the new capital structures of the entities will be and whether the U.S. Treasury will continue to enforce its rights under the Senior Preferred Stock Purchase Agreement between it and the entities and what affect privatization of the entities will have on their ability to meet their respective obligations.

Fund Summary
RBC BlueBay Access Capital
Community Investment Fund
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.
Interest Rate Risk. The Fund’s yield will fluctuate as the general level of interest rates change. During periods when interest rates are low, the Fund’s yield may also be low. The values of some or all of the Fund’s investments may change in response to movements in interest rates. If interest rates rise, the values of debt securities will generally fall and vice versa. In general, the longer the average maturity or duration of the Fund’s investment portfolio, the greater the sensitivity to changes in interest rates. Interest rate changes are influenced by a number of factors including government policy, inflation expectations, and supply and demand. The Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.
CRA Strategy Risk. Portfolio decisions take into account the Fund’s goal of holding securities in designated geographic areas and will not be exclusively based on the investment characteristics of the securities, which may or may not have an adverse effect on the Fund’s investment performance. CRA qualified securities in geographic areas sought by the Fund may not provide as favorable a return as CRA qualified securities in other geographic areas. The Fund may sell securities for reasons relating to CRA qualification at times when such sales may not be desirable and may hold short-term investments that produce relatively low yields pending the selection of long-term investments believed to be CRA qualified.
Duration Management Risk. The Fund’s investments in derivative instruments that are intended to manage duration can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s investments in bonds and other securities.
Derivatives Risk. Derivatives and other similar instruments (collectively referred to as “derivatives”), including options contracts, futures contracts, forwards, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds), may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment. The performance of derivatives depends largely on the performance of their underlying asset reference, rate, or index; therefore, derivatives often have risks similar to those risks of the underlying asset, reference, rate or index, in addition to other risks. However, the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, reference, rate or index. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Over-the-counter (“OTC”) derivatives are traded bilaterally between two parties, which exposes the Fund to heightened liquidity risk, valuation risk and counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty, compared to other types of investments. Changes

Fund Summary
RBC BlueBay Access Capital
Community Investment Fund
in the value of a derivative may also create margin delivery or settlement payment obligations for a Fund. Certain derivatives are subject to exchange trading and/or mandatory clearing (which interposes a central clearinghouse to each participant’s derivative transaction). Exchange trading, central clearing and margin requirements are intended to reduce counterparty credit risk and increase liquidity and transparency, but do not make a derivatives transaction risk-free and may subject the Fund to increased costs. The use of derivatives may not be successful, and certain of the Fund’s transactions in derivatives may not perform as expected, which may prevent the Fund from realizing the intended benefits, and could result in a loss to the Fund. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation, as well as liquidity risk. The use of derivatives is also subject to operational risk which refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error, as well as legal risk which refers to the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity.
Coordination of Investments Risk. Many of the fixed-income private placement debt securities purchased by the Fund are developed by a variety of organizations that rely on other entities. A lack of interest of other entities in developing investments could adversely affect the economic and financial objectives of the Fund. A limited or dwindling supply of funds available for credit enhancement on Fund investments may adversely affect full realization of the Fund’s investment objective. Regulatory or statutory changes may affect the willingness or ability of housing related entities to work in the affordable housing private placement area.
Concentration Risk. The Fund’s investments are expected to be closely tied to the affordable housing industry and its performance may be more volatile than the performance of a fund that does not concentrate its investments in a particular economic industry or sector.
Non-Diversified Fund Risk. As a non-diversified fund, the Fund may invest a larger portion of its assets in fewer issuers and be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund.
Market Risk. The markets in which the Fund invests may go down in value, sometimes sharply and unpredictably. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, tariffs and

Fund Summary
RBC BlueBay Access Capital
Community Investment Fund
other trade barriers, and national and international political circumstances. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.
Mortgage-Related Securities Risk. Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include pass-through securities and Collateralized Mortgage Obligations (“CMOs”). Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the underlying residential mortgage loans. Early repayment of principal on mortgage pass-through securities may expose the Fund to a lower rate of return upon reinvestment of principal. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or maturity. The value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of non-payment.
Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Upward trends in interest rates tend to lengthen the average life of mortgage-related securities and also cause the value of outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by the Fund would tend to drop and the portfolio-weighted average life of such securities held by the Fund may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility.
Issuer/Credit Risk. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which would cause the Fund to lose money. There can be no assurance of the continued availability of support from GSEs, HFAs, or other credit enhancers and changes in their credit ratings may constrain their value to the Fund as potential sources of credit enhancement.
Prepayment Risk. The value of some mortgage-backed and asset-backed securities in which the Fund invests may fall due to unanticipated levels of principal prepayments that can occur when interest rates decline.
Call Risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will “call” – or repay – a high-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income.
Active Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will

Fund Summary
RBC BlueBay Access Capital
Community Investment Fund
produce the desired results. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Qualification for CRA Credit Risk. For an institution to receive CRA credit with respect to Fund shares, the Fund must hold CRA qualifying investments that relate to the institution’s delineated CRA assessment area. The Fund expects that substantially all or most investments will be considered eligible for regulatory credit under the CRA but there is no guarantee that an investor will receive CRA credit for their investment in the Fund.
Performance Information
The bar chart and performance table provide an indication of the risks of an investment in the Fund by showing changes in performance from year to year and by showing how the Fund’s average annual total returns (before and after taxes) compare with those of two indices. The Bloomberg US Aggregate Bond Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The Bloomberg U.S. Securitized Index is the Fund’s additional index and is more representative of the Fund’s investment universe than the regulatory index. The returns for Class A shares and Class IS shares will be different than the returns of Class I shares shown in the bar chart and performance table because fees and expenses of the three classes differ. The bar chart shows the Fund’s performance for the past ten calendar years. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.rbcgam.com or by calling 1-800-422-2766.

Fund Summary
RBC BlueBay Access Capital
Community Investment Fund
Annual Total Returns – Class I Shares

During the period shown in the chart for the Class I Shares of the Fund:
	Quarter	Returns
Best quarter:	Q4 2023	7.15%
Worst quarter:	Q3 2022	(5.15) %
?
Performance Table
The table below shows after-tax returns for Class I shares only. Before-tax returns for Class A shares assume applicable maximum sales charges. After-tax returns for Class A shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as qualified retirement plans. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax benefit for any loss incurred on the sale of the shares. The inception date of the Fund (Class I) is June 23, 1998. Since inception performance is based on an inception date of July 1, 1998. The inception dates of Class A shares and Class IS shares of the Fund are January 29, 2009 and March 11, 2019, respectively. Performance shown for Class A and Class IS prior to their inception dates is based on the performance of Class I shares, adjusted to reflect the respective fees and expenses of Class A shares and Class IS shares and the applicable sales charges. The index below shows how the Fund’s performance compares with the returns of a broad-based securities market index.

Fund Summary
RBC BlueBay Access Capital
Community Investment Fund
Average Annual Total Returns (for the periods ended December 31, 2025)
	Past Year	Past 5 Years	Past 10 Years	Since Inception
Class I Before Taxes	8.02%	(0.01) %	1.30%	3.34%
Class I After Taxes on Distributions	6.41%	(1.21) %	0.12%	1.71%
Class I After Taxes on Distributions and Sale of Shares	4.72%	(0.53) %	0.48%	1.90%
Class A Before Taxes	3.66%	(1.10) %	0.56%	2.88%
Class IS Before Taxes	8.22%	0.07%	1.40%	3.56%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	(0.36) %	2.01%	3.98%
Bloomberg US Scrtzd MBS ABS CMBS TR USD (reflects no deduction for fees, expenses or taxes)	8.49%	0.22%	1.68%	3.86%

Management
Investment Adviser
RBC Global Asset Management (U.S.) Inc.
Portfolio Manager
The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:
• Brian Svendahl, Senior Portfolio Manager of the Adviser, has been a portfolio manager of the Fund, and its predecessor, since 2006.
For important information about “Purchase and Sale of Fund Shares,” please turn to “Important Additional Information” on page 18 of this Prospectus.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.
For important information about “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page 18 of this Prospectus.

Fund Summary
RBC BlueBay Impact Bond Fund
Investment Objective
The Fund seeks to achieve a high level of current income consistent with preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial intermediary and under the subheading “Reducing the Initial Sales Charge on Purchases of Class A Shares” on page 68 of this Prospectus.
	Class A	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)[1]	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.37%	0.26%	0.13%
Total Annual Fund Operating Expenses	0.97%	0.61%	0.48%
Fee Waiver and/or Expense Reimbursement[2]	(0.27) %	(0.16) %	(0.08) %
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.70%	0.45%	0.40%
1
A 1.00% Contingent Deferred Sales Charge ("CDSC") is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million  or more of Class A shares on which no front-end sales charge was paid.
2
The Adviser has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and acquired fund fees and expenses) to 0.70%  of the Fund’s average daily net assets for Class A shares, 0.45%  for Class I shares and 0.40%  for Class R6 shares. This expense limitation agreement is in place until January 31, 2027 and may not be terminated by the Adviser prior to that date. The expense limitation agreement may be revised or terminated by the Fund’s board of trustees if the board consents to a revision or termination as being in the best interests of the Fund. The Adviser is entitled to recoup from the Fund or class the fees and/or operating expenses previously waived or reimbursed for a period of 3 years from the date of such waiver or reimbursement, provided that such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time of the waiver or reimbursement and (ii) the Fund’s expense limitation at the time of recoupment.

Fund Summary
RBC BlueBay Impact Bond Fund
Example:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$444	$646	$866	$1,496
Class I	$46	$179	$324	$747
Class R6	$41	$146	$261	$596
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio. The Fund invests in to-be-announced (“TBA”) mortgage-backed securities transactions, which tend to inflate a fund’s turnover rate because these investments, which generally have a short-term duration, are typically rolled forward for an additional term at the expiration of each term.
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its assets in fixed income securities meeting the Fund’s impact criteria, as determined by the Adviser’s impact methodology. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, municipal securities, mortgage-related, mortgage-backed and asset-backed securities, and obligations of U.S. governments and their agencies. The Fund may invest in securities with fixed, floating or variable rates of interest.
The Adviser will select investments that seek to generate returns while simultaneously meeting the Fund’s impact objective, which is to make investments that seek to achieve positive aggregate social and environmental impact outcomes. The Adviser will prioritize investment returns over achieving positive impact outcomes with respect to security selection and portfolio management decisions.
The positive aggregate social and environmental impact outcomes that the Adviser seeks to achieve are:

Fund Summary
RBC BlueBay Impact Bond Fund
1)
Alignment with defined social and environmental impact themes. The social theme comprises affordable homeownership, multi-family housing, education, health and wellness, and small business, while environmental themes are energy and climate change, and water and sanitation.
2)
Alignment with one or more of the United Nations Sustainable Development Goals (SDGs), a global agenda to end poverty, protect the planet, and ensure prosperity for all by the year 2030.
The Adviser employs its impact assessment methodology to measure the investments’ expected and actual impact on these themes. This process involves:
1)
Preliminary Assessment: Every security is analyzed to verify eligibility and fit with the impact goals.
2)
Research: Each security undergoes an in-depth review and analysis to determine its level of expected impact. The data, sources, and impact measurements/metrics are documented in the Adviser’s research database, and this information is updated throughout the investment lifecycle.
3)
Recommendation: If a security meets both the impact and return objectives of the Fund, it will be recommended for inclusion in the Fund.
4)
Monitoring: Impact data from the research database is aggregated at the Fund level and monitored by the Adviser on an ongoing basis to compare the actual impact of the Fund to its expected impact and impact objectives. When monitoring at the portfolio level indicates that a security is no longer expected to achieve its intended impact or no longer aligns with the Fund’s impact objectives, the Adviser will seek an appropriate course of action, which may include exiting the investment.
5)
Reporting: Aggregated impact results are published in an Annual Impact Investing Report on the Adviser’s website. The Annual Impact Investing Report includes both portfolio-level reporting and disclosures on the impact measurement process.
The Fund will primarily invest in investment grade fixed income securities. The Fund may invest in securities of any market capitalization, duration, or maturity. The Fund will invest in a portfolio of fixed income securities denominated in U.S. Dollars.
In addition, the Fund may invest its assets in derivatives, which are instruments that have a value derived from or directly linked to an underlying asset. In particular, the Fund may use interest rate futures to manage portfolio risk. The Fund’s exposure to derivatives will vary. For purposes of meeting its 80% investment policy, the Fund may include derivatives that have characteristics similar to the Fund’s direct investments.
The Adviser uses a bottom-up, fundamental process combined with top-down risk management tools designed to meet the objectives of achieving a high level of current income consistent with preservation of capital.

Fund Summary
RBC BlueBay Impact Bond Fund
The Adviser incorporates material environmental, social and governance (ESG) factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Adviser.
Principal Risks
The value of your investment in the Fund will change daily, which means that you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:
Interest Rate Risk. The Fund’s yield will fluctuate as the general level of interest rates change. During periods when interest rates are low, the Fund’s yield may also be low. When interest rates increase, securities held by the Fund will generally decline in value.  Interest rate changes are influenced by a number of factors including government policy, inflation expectations, and supply and demand. Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date.  The Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.
Market Risk. The markets in which the Fund invests may go down in value, sometimes sharply and unpredictably. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, tariffs and other trade barriers, and national and international political circumstances. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses. The Fund’s investments may be overweighted from time to time in one or more sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
Credit Spread Risk. The Fund’s investments may be adversely affected if any of the issuers it is invested in are subject to an actual or perceived (whether by market participants, rating agencies, pricing services or otherwise) deterioration to their credit quality. Any actual or perceived deterioration may lead to an increase in the credit spreads and a decline in price of the issuer’s securities.
Issuer/Credit Risk. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money.
Investment Grade Securities Risk.  The Fund primarily invests in investment grade rated securities. Investment grade rated securities are assigned credit ratings by ratings agencies on the basis of the creditworthiness or risk of default of a bond issue. Rating agencies review, from time to time, such assigned ratings of the securities and may subsequently downgrade the rating if economic circumstances impact the relevant bond issues.
Asset-Backed Securities Risk. Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these

Fund Summary
RBC BlueBay Impact Bond Fund
securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity.
Mortgage-Related Securities Risk. Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include pass-through securities and Collateralized Mortgage Obligations (“CMOs”). Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the underlying residential mortgage loans. Early repayment of principal on mortgage pass-through securities may expose the Fund to a lower rate of return upon reinvestment of principal. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or maturity. The value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of non-payment.
Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Upward trends in interest rates tend to lengthen the average life of mortgage-related securities and also cause the value of outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by the Fund would tend to drop and the portfolio-weighted average life of such securities held by the Fund may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility.
Municipal Obligations Risk.  The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial status may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or adversely impact the ability to seek a high level of current income and capital growth over the long term.
Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the Adviser’s ability to make investment decisions that are suited to achieve the Fund’s investment objective.
Impact Investing Risk. The Fund’s impact investing criteria could cause it to perform differently compared to funds that do not apply such criteria. The application of these criteria may result in the Fund’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for impact investing reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the securities identified by the impact criteria do not operate as expected in achieving the expected impact. There are significant differences in interpretations of what it means for a security to achieve a

Fund Summary
RBC BlueBay Impact Bond Fund
positive impact. Although the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with others investors’ or advisers’ views.
Performance Information
The bar chart and performance table provide an indication of the risks of an investment in the Fund by showing changes in performance from year to year and by showing how the Fund’s average annual total returns (before and after taxes) compare with those of a broad-based securities index. The  returns of Class A shares and Class R6 shares will be different than the returns of Class I shares shown in the bar chart and performance table because fees and expenses of the three classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.rbcgam.com or by calling 1-800-422-2766.
RBC BlueBay Impact Bond Fund – Class I
Annual Total Returns

During the period shown in the chart for the Class I Shares of the Fund:
	Quarter	Returns
Best quarter:	Q4 2023	6.82%
Worst quarter:	Q1 2022	(5.99) %
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Performance Table
The table below shows before and after-tax returns for Class I shares only. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as qualified retirement plans. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax benefit for any loss incurred on the sale of the shares. The inception date of Class I shares and Class R6 shares of the Fund is December 18, 2017. The inception date of Class A

Fund Summary
RBC BlueBay Impact Bond Fund
shares of the Fund is January 28, 2020. Performance shown for Class A prior to its inception dates is based on the performance of Class I shares, adjusted to reflect the respective fees and expenses of Class A shares and the applicable sales charges. The index below shows how the Fund’s performance compares with the returns of a broad-based securities market index.
Average Annual Total Returns (for the periods ended December 31, 2025)
	Past Year	Past 5 Years	Since Inception
Class I Before Taxes	5.95%	(0.70) %	1.34%
Class I After Taxes on Distributions	4.22%	(1.94) %	0.09%
Class I After Taxes on Distributions and Sale of Shares	3.50%	(1.05) %	0.51%
Class A Before Taxes	1.85%	(1.74) %	0.58%
Class R6 Before Taxes	6.00%	(0.67) %	1.39%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	(0.36) %	1.74%

Management
Investment Adviser
RBC Global Asset Management (U.S.) Inc.
Portfolio Manager
The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:
• Brian Svendahl, Senior Portfolio Manager of the Adviser, has been a Portfolio Manager of the Fund since 2017.
For important information about “Purchase and Sale of Fund Shares,” please turn to “Important Additional Information” on page 18 of this Prospectus.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or a combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.
For important information about “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page 18 of this Prospectus.

Important Additional Information
Purchase and Sale of Fund Shares
You may purchase or redeem (sell) shares of the Funds on any business day by phone (1-800-422-2766), by mail (RBC Funds, c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252) or by wire. The following table provides the Funds’ minimum initial and subsequent investment requirements, which may be reduced or modified in some cases.
Minimum Initial Investment:
Class A	$1,000 ($250 IRA)
Class I	$1,000,000 ($0 through Qualified Retirement Benefit Plans)
Class R6	$1,000,000 for Institutional Investors[1]; $0 for Eligible Investors[1]
Class IS	$2,500 ($0 through Qualified Retirement Benefit Plans)
Minimum Subsequent Investment:
Class A	None
Class I	None
Class R6	None
Class IS	None
1
For more information about Institutional Investors and Eligible Investors, see “Additional Information About Purchasing and Selling Shares” on page 55 of this Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Objectives
Each Fund’s investment objective described in the “Fund Summary” section of this Prospectus is non-fundamental and may be changed by the Board of Trustees
(“Board”) without shareholder approval.
Principal Investment Strategies
The information below describes in greater detail each Fund’s principal investment strategies and risks. The RBC BlueBay Impact Bond Fund will provide shareholders with at least 60 days’ prior notice of any changes in its 80% investment policy. A full discussion of all permissible investments can be found in the Funds’ Statement of Additional Information (“SAI”).
RBC BlueBay Access Capital Community Investment Fund
The Fund seeks to achieve its investment objective by investing primarily in high quality debt securities and other debt instruments supporting low- and moderate-income (“LMI”) individuals and communities and underserved areas of the United States. The Fund seeks to invest in affordable homeownership, affordable rental housing, small businesses and other community development activities with an aim to improve livability in LMI communities and underserved areas. Within those parameters, the Fund seeks a return consisting of current income and capital appreciation that is competitive relative to the Fund’s benchmark index. The Fund invests primarily in mortgage-backed securities, small business loans, municipal securities, and other instruments supporting the Fund’s impact goal of supporting LMI individuals and communities and underserved areas. These investments may involve private placement transactions and may include variable rate instruments. The Fund normally invests for the long-term but may sell a security at any time that the Adviser considers it to be overvalued or otherwise unfavorable. Certain investors in Class I shares of the Fund may express geographic and/or thematic preferences that will be sought when consistent with the Fund’s overall investment objective and impact goal. The Fund is non-diversified and, therefore, compared to a diversified investment company, the Fund may invest a greater percentage of its assets in securities of a particular issuer.
The Adviser incorporates material environmental, social and governance (ESG) factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Adviser.
The Fund may borrow money from banks and enter into reverse repurchase agreements to obtain additional funds to make investments.
Community Investments. At the time of their share purchase, investors meeting certain investment requirements may elect to have their investment amount invested in particular areas of the United States as their preferred geographic focus or Designated Target Region. If, after six months, the Adviser is unable to make appropriate investments in a shareholder’s Designated Target Region, the shareholder will have the option to redefine its Designated Target Region. Each shareholder’s

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returns will be based on the investment performance of the Fund’s blended overall portfolio of investments and not just on the performance of the assets in the Designated Target Region(s) selected by that shareholder.
The Fund expects that substantially all or most of its investments will be considered eligible for regulatory credit under the CRA and that shares of the Fund will be eligible for regulatory credit under the CRA. In Interagency Questions and Answers Regarding Community Reinvestment published in 2009 and revised most recently in 2016, the federal bank supervisory agencies state that nationwide funds are important sources of investments for low- and moderate-income and underserved communities throughout the country and can be an efficient vehicle for institutions in making qualified investments that help meet community development needs.
Within a Designated Target Region, the Fund intends to invest solely in qualified investments. In most cases, “qualified investments” are required to be responsive to the community development needs of a financial institution’s delineated CRA assessment area or a broader statewide or regional area that includes the institution’s assessment area. However, in a CRA examination of an institution that has been designated as “wholesale” or “limited purpose” by its regulator, if the examiner finds that the institution has adequately addressed the needs of its assessment areas, the examiner will give consideration to qualified investments by the institution nationwide. (Wholesale and limited purpose institutions are certain institutions that offer narrow product lines or are not in the business of extending certain types of loans to retail customers.) In certain other cases investments outside an institution’s assessment area may be eligible for CRA credit (for example, certain investments that serve designated disaster areas).
Investment Program. The Fund is designed for investors seeking a competitive return on high quality debt securities that support affordable housing and/or underlying community development activities in distinct parts of the United States. Not all of the investors in the Fund are subject to CRA requirements, but may be investors seeking a fixed income investment with high credit quality to assist in their asset allocation program. Investors may also be seeking to make investments in underserved communities or to fulfill other socially responsible or mission related investment objectives. Investors that are not subject to CRA requirements do not receive CRA credit for their investments.
Investments in which the Fund may invest include, but are not limited to, 15- and 30-year fixed rate one- to four-family mortgage-backed securities, adjustable rate one- to four-family mortgage-backed securities, multifamily mortgage-backed securities, securitized adjustable rate small business loans, fixed rate small business loans, taxable municipal securities, securitized student loans and structured investments.
Concentration in the Affordable Housing Industry. Under the prevailing definition of the phrase “industry concentration,” the Fund will be concentrated in the affordable housing industry. This means that the Fund will invest at least 25% of

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its total assets in the affordable housing industry. The Fund may, however, invest up to 100% of its total assets in the affordable housing industry.
As a result of its concentration in the affordable housing industry, the Fund will invest a significant amount of its assets in securities issued by Ginnie Mae and GSEs, such as Fannie Mae and Freddie Mac, FHA project loans, and tax-exempt debt issued by state HFAs to finance their work in affordable housing. Ginnie Mae securities are direct obligations of the U.S. Government and are backed by the full faith and credit of the U.S. Government. FHA project loans are mortgage loans insured by the FHA and backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. As of September 7, 2008, the FHFA has been appointed to be the conservator of Fannie Mae and Freddie Mac for an indefinite period. As conservator, the FHFA will control and oversee the entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity’s obligations are expected to be paid in the normal course of business. Although no guarantee exists for the debt or mortgage-backed securities issued by Fannie Mae and Freddie Mac, the U.S. Department of Treasury, through a secured lending credit facility and a Senior Preferred Stock Purchase Agreement (“SPAs”), has enhanced the ability of these entities to meet their obligations. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the SPAs. It is also unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post- conservatorship, and what effects, if any, there will be on their creditworthiness and guarantees of certain mortgage-backed securities.
Credit Quality. The Fund will invest at least 75% of its total assets in securities (i) having a rating (or a credit enhancement by one or more entities having a rating) in the highest rating category assigned by a nationally recognized statistical rating organization (e.g., at least “Aaa” from Moody’s Investors Service, Inc. or “AAA” from Standard & Poor’s Financial Services LLC); or (ii) if unrated, deemed by the Adviser to be of comparable quality to securities which are so rated; or (iii) issued or guaranteed by the U.S. Government, government agencies, or GSEs (together, “First Tier Holdings”). The remainder of the Fund’s total assets will be invested in First Tier Holdings or in securities rated at least in the second highest category assigned by a nationally recognized statistical rating organization, or, if unrated, deemed by the Adviser to be of comparable quality. For purposes of these policies, ratings categories are without regard to sub-categories or gradations indicating relative standing within a category. These credit quality guidelines apply to securities at the time of purchase. Subsequent changes in credit quality, including downgrades due to changes in status of credit enhancers, will not require automatic action by the Fund.
Duration. The Adviser seeks to maintain an overall average dollar-weighted portfolio duration for the Fund that is within certain percentage ranges above or below the Bloomberg Barclays U.S. Securitized Index. The duration of a bond is a

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measure of the approximate price sensitivity to changes in interest rates, and is expressed in years. The longer the duration of the bond, the more sensitive the bond’s price is to changes in interest rates. Duration measures a fixed income security’s price sensitivity to interest rates by indicating the approximate change in a fixed income security’s price if interest rates move up or down in 1% increments. For example, when the level of interest rates increases by 1%, the value of a fixed income security or a portfolio of fixed income securities having a duration of three years generally will decrease by approximately 3%. Conversely, when the level of interest rates decreases by 1%, the value of a fixed income security or a portfolio of fixed income securities having a duration of three years generally will increase by approximately 3%. The Adviser may use interest rate futures contracts, options on futures contracts and swaps to manage the Fund’s target duration. As of December 31, 2025, the duration of the Bloomberg Barclays U.S. Securitized Index was 5.49 years.
RBC BlueBay Impact Bond Fund
Under normal circumstances, the Fund will invest at least 80% of its assets in fixed income securities meeting the Fund’s impact criteria, as determined by the Adviser’s impact methodology. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, municipal securities, mortgage-related, mortgage-backed (including U.S. agency mortgage pass-through securities, commercial mortgage-backed securities and mortgage to-be-announced securities) and asset-backed securities, and obligations of U.S. and foreign governments and their agencies. The Fund may invest in securities with fixed, floating or variable rates of interest. For the purposes of this strategy, “bonds” include, but are not limited to, corporate bonds and green bonds (which are bonds with proceeds that are used to fund eligible projects with specific environmental benefits), and U.S.-registered dollar-denominated debt obligations of foreign issuers.
The Adviser will select investments that seek to generate returns while simultaneously meeting the Fund’s impact objective, which is to make investments that seek to achieve positive aggregate social and environmental impact outcomes. The Adviser will prioritize investment returns over achieving positive impact outcomes with respect to security selection and portfolio management decisions.
The positive aggregate social and environmental impact outcomes that the Adviser seeks to achieve are:
1)
Alignment with defined social and environmental impact themes. The social theme comprises affordable homeownership, multi-family housing, education, health and wellness, and small business, while the environmental themes are energy and climate change, and water and sanitation.
2)
Alignment with one or more of the United Nations Sustainable Development Goals (SDGs), a global agenda to end poverty, protect the planet, and ensure prosperity for all by the year 2030.

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The Adviser employs its impact assessment methodology to measure the investments’ expected and actual impact on these themes. This process involves:
1)
Preliminary Assessment: Every security is analyzed to verify eligibility and fit with the impact objectives and themes.
2)
Research: Each security undergoes an in-depth review and analysis to determine its level of expected impact. The data, sources, and impact measurements/metrics are documented in the Adviser’s research database, and this information is updated throughout the investment lifecycle.
3)
Recommendation: If a security meets both the impact and return objectives of the Fund, it will be recommended for inclusion in the Fund.
4)
Monitoring: Impact data from the research database is aggregated at the Fund level and monitored by the Adviser on an ongoing basis to compare the actual impact of the Fund to its expected impact and impact objectives. When monitoring at the portfolio level indicates that a security is no longer expected to achieve its intended impact or no longer aligns with the Fund’s impact objectives, the Adviser will seek an appropriate course of action, which may include exiting the investment.
5)
Reporting: Aggregated impact results are published in an Annual Impact Investing Report on the Adviser’s website. The Annual Impact Investing Report includes both portfolio-level reporting and disclosures on the impact measurement process.
The Adviser incorporates material environmental, social and governance (ESG) factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Adviser.
The Fund will primarily invest in investment grade fixed income securities. The Fund may hold fixed income securities of any rating (i.e. including below investment grade (junk bonds) if an investment grade security that it holds is downgraded). The Fund may invest in securities of any market capitalization, duration, or maturity. The Fund may invest in securities of both U.S. and foreign issuers and will invest in a portfolio of fixed income securities denominated in U.S. Dollars.
In addition, the Fund may invest its assets in derivatives, which are instruments that have a value derived from or directly linked to an underlying asset. In particular, the Fund may use interest rate futures to manage portfolio risk. The Fund’s exposure to derivatives will vary. For purposes of meeting its 80% investment policy, the Fund may include derivatives that have characteristics similar to the Fund’s direct investments.
The Fund may enter into futures contracts, which are contracts typically traded on an exchange and submitted through a futures commission merchant (“FCM”) for the sale of an underlying reference asset for delivery in the future, such as securities, securities indexes, interest rates, foreign currencies and other financial instruments

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and indexes. The purchase of a futures contract may allow the Fund to increase or decrease its exposure to the underlying reference asset without having to buy or sell the actual asset.
For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities.
When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it affects anticipated purchases.
The Fund may also enter into swaps, which are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. In a basic swap transaction, the Fund agrees with the swap counterparty to exchange returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (an “uncleared swap”) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (a “cleared swap”).
From time to time, the Adviser may seek to maintain an overall average dollar-weighted portfolio duration for the Fund that is within certain percentage ranges (such as 25%) above or below a selected benchmark index. The duration of a bond is a measure of the approximate price sensitivity to changes in interest rates and is expressed in years. The longer the duration of the bond, the more sensitive the bond’s price is to changes in interest rates. Duration measures a fixed income security’s price sensitivity to interest rates by indicating the approximate change in a fixed income security’s price if interest rates move up or down in 1% increments. For example, when the level of interest rates increases by 1%, the value of a fixed income security or a portfolio of fixed income securities having a duration of three years generally will decrease by approximately 3%. Conversely, when the level of interest rates decreases by 1%, the value of a fixed income security or a portfolio of fixed income securities having a duration of three years generally will increase by approximately 3%. The Adviser may use interest rate futures contracts, options on futures contracts and swaps to manage the Fund’s target duration.
The Adviser uses a bottom-up, fundamental process combined with top-down risk management tools designed to meet the objectives of achieving a high level of current income consistent with preservation of capital. The Fund normally invests for the long-term but may sell a security at any time that the Adviser considers it to be overvalued or otherwise unfavorable.

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Investing for Temporary Defensive Purposes
Each Fund may respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in temporary defensive instruments, consisting of cash, short-term debt obligations or other high quality investments. This could prevent losses, but, if a Fund is investing defensively, it may not be investing according to its principal investment strategy and may not achieve its investment objective.
Principal Risks
Each of the Funds is affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Adviser makes with respect to the investments of the Funds will not accomplish what they were designed to achieve or that the investments will have disappointing performance.
Because each Fund holds securities with fluctuating market prices, the value of each Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in a Fund could go down as well as up and you can lose money by investing in a Fund.
Your investment is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency, entity, or person.
The principal risks of investing in each Fund are identified in the “Fund Summary” section of this Prospectus and are further described below.
Active Management Risk (Both Funds). Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives.
Asset-Backed Securities Risk (RBC BlueBay Impact Bond Fund). Asset-backed securities represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. Asset-backed securities are issued by nongovernmental entities and carry no direct or indirect government guarantee; the asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations. Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement

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provided. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity.
Call Risk (RBC BlueBay Access Capital Community Investment Fund). Call risk is the chance that during periods of falling interest rates, a bond issuer will “call” – or repay – a high-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and the potential for taxable capital gains. Call risk is generally higher for longer-term bonds.
Concentration Risk (RBC BlueBay Access Capital Community Investment Fund). The Fund’s investments are expected to be closely tied to the affordable housing industry. As a result, its performance may be more volatile than the performance of a fund that does not concentrate its investments in a particular economic industry or sector.
Coordination of Investments Risk (RBC BlueBay Access Capital Community Investment Fund). Many of the fixed-income private placement debt securities purchased as Fund investments will be uniquely structured to achieve the financial and economic objectives of the Fund. The Adviser will often play a significant role in the structuring of Fund investments. The development of such securities will often require the Adviser to cooperate with a variety of organizations, including but not limited to financial institutions, foundations, state agencies, community groups, national credit enhancers, and other government entities. A lack of interest of other entities in developing investments could adversely affect the realization of the economic and financial objectives of the Fund. The success of developing credit enhancement for Fund investments will depend, in large part, on the availability of funds these organizations have for such activity and/or the amount of payment they expect to receive for their credit guarantees. A limited or dwindling supply of funds available for credit enhancement on Fund investments may adversely affect full realization of the Fund’s investment objective. Regulatory or statutory changes may affect the willingness or ability of housing related entities to work in the affordable housing private placement area.
CRA Strategy Risk (RBC BlueBay Access Capital Community Investment Fund). The Adviser will take into account the Fund’s goal of holding securities in designated geographic areas in determining which securities the Fund will purchase and sell. Accordingly, portfolio decisions will not be exclusively based on the investment characteristics of the securities, which may or may not have an adverse effect on the Fund’s investment performance. CRA qualified securities in geographic areas sought by the Fund may not provide as favorable return as CRA qualified securities in other geographic areas. In addition, the Fund may sell securities for reasons relating to CRA qualification, at times when such sales may not be desirable for investment purposes (for example, if a shareholder redeems its shares of the Fund, or if investments are ultimately determined not to be, or to have ceased to be, CRA qualifying). Further, the Fund may hold short-term investments that produce

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relatively low yields pending the selection of long-term investments believed to be CRA qualified. In addition, any legislative or regulatory changes to the CRA or related regulations may affect the Fund’s investment strategy or performance.
Credit Spread Risk (RBC BlueBay Impact Bond Fund). The Fund’s investments may be adversely affected if any of the issuers it is invested in are subject to an actual or perceived (whether by market participants, rating agencies, pricing services or otherwise) deterioration to their credit quality. Any actual or perceived deterioration may lead to an increase in the credit spreads of the issuer’s securities.
Derivatives Risk (RBC BlueBay Access Capital Community Investment Fund). The Funds may use derivatives and other similar instruments (referred to collectively as “derivatives”) in connection with their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference, rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities, and related indexes. Derivatives, including options contracts, forwards, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds), may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. The Funds may use derivatives for hedging and (for certain funds) non-hedging purposes. The performance of derivatives depends largely on the performance of their underlying asset, reference, rate or index; therefore, derivatives often have risks similar to those risks of the underlying asset, reference, rate or index, in addition to other risks. However, the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, reference, rate or index. The use of derivatives may not be successful, and certain of a Fund’s transactions in derivatives may not perform as expected, which may prevent the Fund from realizing the intended benefits, and could result in a loss to the Fund.
OTC derivatives are traded bilaterally between two parties, which exposes a Fund to heightened liquidity risk, mispricing and valuation risk and counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. A Fund may experience a loss or delay in recovering assets if the OTC counterparty defaults on its obligations. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for a Fund. Certain derivatives are subject to exchange trading and/or central clearing (which interposes a central clearinghouse that serves as a central counterparty to each participant’s derivatives transaction). Under recent financial reforms, certain types of derivatives (e.g., certain swaps) are, and others eventually are expected to be, required to be exchange-traded and/or cleared through a clearinghouse that serves as a central counterparty and transacted through an FCM. Exchange trading, central clearing and margin requirements are intended to reduce counterparty credit risk and increase liquidity and transparency, but do not make

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derivatives transactions risk-free and may subject a Fund to increased costs. With cleared swaps and futures contracts, there is also a risk of loss by the Fund of its initial and variation margin deposits in the event of bankruptcy of an FCM or the central counterparty with which the Fund has an open position. Additionally, applicable regulators have recently adopted rules imposing certain margin requirements, including minimums, on uncleared swaps, which may result in a Fund and its counterparties posting higher margin amounts for uncleared swaps than for cleared derivatives. If an FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets to satisfy its own financial obligations or the payment obligations of another customer. Moreover, depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and/or by the FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. If losses occur on derivative instruments, the Fund may have to make margin payments. In the event that a Fund does not hold sufficient cash, it may be forced to liquidate assets in order to meet margin calls, and in the event that there is insufficient liquidity in the market this may result in further losses.
Investing in derivatives will result in a form of leverage. Leverage involves special risks. A Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may not result in a higher return on investments, and using leverage could result in a net loss, which in some cases could be unlimited.
The use of derivatives is also subject to operational risk which refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error, as well as legal risk which refers to the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
A Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. It is not possible to predict fully the effects of current or future regulation. New requirements, even if not directly applicable to the Funds, may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.
Duration Management Risk (RBC BlueBay Access Capital Community Investment Fund). The Fund’s investments in derivative instruments that are intended to manage duration can result in sizeable realized and unrealized capital

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gains and losses relative to the gains and losses from the Fund’s investments in bonds and other securities.
High Portfolio Turnover Risk (RBC BlueBay Access Capital Community Investment Fund). The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher-than-normal portfolio turnover may adversely affect the Fund’s performance.
Impact Investing Risk (RBC Blue Bay Impact Bond Fund). The Fund’s impact investing criteria could cause it to perform differently compared to funds that do not apply such criteria. The application of these criteria may result in the Fund’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for impact investing reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the securities identified by the impact criteria do not operate as expected in achieving the expected impact. A securities’ performance under the impact criteria or the Adviser’s assessment of securities’ performance under the impact criteria could vary over time, which could cause the Fund to be temporarily invested in companies that do not comply with the Fund’s approach towards impact investing. There are significant differences in interpretations of what it means for a security to achieve a positive impact. Although the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with others investors’ or advisers’ views.
Interest Rate Risk (Both Funds). Interest rate risk is the risk that fixed income securities and other instruments in the Fund’s portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. Interest rate changes are influenced by a number of factors including government policy, inflation expectations, and supply and demand.
Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s performance. Fluctuations in interest rates may also affect the liquidity of the Fund’s investments. Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. A Fund assumes the risk that the value of the security at delivery may be more or less than the purchase prices. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

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Investment Grade Securities Risk (RBC BlueBay Impact Bond Fund). The Fund primarily invests in investment grade rated securities. Investment grade rated securities are assigned credit ratings by ratings agencies on the basis of the creditworthiness or risk of default of a bond issue. Rating agencies review, from time to time, such assigned ratings of the securities and may subsequently downgrade the rating if economic circumstances impact the relevant bond issues.
Issuer/Credit Risk (RBC BlueBay Access Capital Community Investment Fund). Issuer/credit risk is the risk that the issuers of debt securities held by the Fund will not make payments on the securities or the counterparty to a contract will default on its obligation. There can be no assurance of the continued availability of support from GSEs, HFAs, or other credit enhancers for Fund investments. Changes in credit ratings of GSEs, HFAs, or private credit enhancers may constrain their value to the Fund as potential sources of credit enhancement. Information about a security’s credit quality may be imperfect and a security may have its credit rating unexpectedly downgraded at any time.
Issuer/Credit Risk (RBC BlueBay Impact Bond Fund). The Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate, making it difficult for the Fund to sell such investments. The downgrade of the credit of a security held by the Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Information about a security’s credit quality may be imperfect and a security’s credit rating may be downgraded at any time.
Large Shareholder Transactions Risk (RBC BlueBay Access Capital Community Investment Fund). The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase a Fund’s transaction costs, and impact a Fund’s performance.
Leverage Risk (RBC BlueBay Access Capital Community Investment Fund). Leverage may result from certain transactions, borrowing and reverse repurchase agreements. Leverage may exaggerate the effect of a change in the value of the Fund’s portfolio securities, causing the Fund to be more volatile than if leverage was not used. The Fund also expects to be required to pledge portfolio assets as

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collateral for its borrowings. If the Fund is unable to service the borrowings, the Fund may risk the loss of such pledged assets. Lenders also may require that the Fund agree to loan covenants that could restrict its investment flexibility in the future, and loan agreements may provide for acceleration of the maturity of the indebtedness if certain financial tests are not met. The Fund may be required to dispose of or seek prepayment of assets at a time it would otherwise not do so to repay indebtedness in a timely fashion.
Market Risk (Both Funds). One or more markets in which a Fund invests may go down in value, sometimes sharply and unpredictably, and the value of a Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Events in one market may adversely impact a seemingly unrelated market. The success of a Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by a Fund.
Unexpected volatility or illiquidity could impair a Fund’s profitability or result in losses. Market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For example, war, terrorism, market manipulation, government defaults, government shutdowns, tariffs and other trade barriers, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause a Fund to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. In addition, the current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown, which could have an adverse impact on a Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments. To the extent that a Fund focuses its investments in a region enduring geopolitical market disruption, it will face higher

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risk of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market.
Recently, in response to rising global inflation, governmental authorities raised interest rates. Government efforts to support the economy and financial markets may increase the risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. Many markets reached historical highs during recent periods and could be approaching the end of an economic expansion cycle. Furthermore, there is no guarantee that actions taken by governmental bodies to reduce inflation will be effective.
Municipal Obligations Risk (RBC BlueBay Impact Bond Fund). Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). These obligations are generally classified as either “general obligation” or “revenue” bonds. Municipal bonds are usually issued to obtain funds for various public purposes, to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial status may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or adversely impact the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Fund’s investments. In addition to being downgraded, an insolvent municipality may file for bankruptcy. Given the recent bankruptcy-type proceedings by the Commonwealth of Puerto Rico, risks associated with municipal obligations are heightened.
Non-Diversified Fund Risk (RBC BlueBay Access Capital Community Investment Fund). Because the Fund is non-diversified and, therefore, may hold larger positions in fewer securities than other funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return. The Fund’s performance may be more volatile than diversified funds.
Prepayment Risk (RBC BlueBay Access Capital Community Investment Fund). The value of some mortgage-backed and asset-backed securities in which the Fund invests also may fall because of unanticipated levels of principal

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prepayments that can occur when interest rates decline. Principal and interest payments on such securities depend on payment of the underlying loans, though issuers may support creditworthiness via letters of credit or other instruments.
Qualification for CRA Credit Risk (RBC BlueBay Access Capital Community Investment Fund). For an institution to receive CRA credit with respect to Fund shares, the Fund must hold CRA qualifying investments that relate to the institution’s delineated CRA assessment area. The Fund expects that substantially all or most investments made by the Fund will be considered eligible for regulatory credit under the CRA. There is no guarantee, however, that an investor will receive CRA credit for its investment in the Fund. For example, a state banking regulator may not consider the Fund eligible for regulatory credit. If CRA credit is not given, there is a risk that an investor may not fulfill its CRA requirements.
U.S. Government Obligations Risk (RBC BlueBay Access Capital Community Investment Fund). Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law. In September 2008, the U.S. Treasury and the FHFA announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and securities guaranteed by the entities is unclear. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed and what effects, if any, there will be on their creditworthiness and guarantees of certain mortgage-backed securities. Should FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities, which could cause losses to a Fund. Under the direction of the FHFA, Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of Fannie Mae and Freddie Mac certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.
Additional Risks
In addition to the principal investment risks described above, the Funds will generally be subject to the following additional, non-principal risks:

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Derivatives Risk (RBC BlueBay Impact Bond Fund). The Funds may use derivatives and other similar instruments (referred to collectively as “derivatives”) in connection with their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference, rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities, and related indexes. Derivatives, including options contracts, forwards, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds), may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. The Funds may use derivatives for hedging and (for certain funds) non-hedging purposes. The performance of derivatives depends largely on the performance of their underlying asset, reference, rate or index; therefore, derivatives often have risks similar to those risks of the underlying asset, reference, rate or index, in addition to other risks. However, the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, reference, rate or index. The use of derivatives may not be successful, and certain of a Fund’s transactions in derivatives may not perform as expected, which may prevent the Fund from realizing the intended benefits, and could result in a loss to the Fund.
OTC derivatives are traded bilaterally between two parties, which exposes a Fund to heightened liquidity risk, mispricing and valuation risk and counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. A Fund may experience a loss or delay in recovering assets if the OTC counterparty defaults on its obligations. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for a Fund. Certain derivatives are subject to exchange trading and/or central clearing (which interposes a central clearinghouse that serves as a central counterparty to each participant’s derivatives transaction). Under recent financial reforms, certain types of derivatives (e.g., certain swaps) are, and others eventually are expected to be, required to be exchange-traded and/or cleared through a clearinghouse that serves as a central counterparty and transacted through an FCM. Exchange trading, central clearing and margin requirements are intended to reduce counterparty credit risk and increase liquidity and transparency, but do not make derivatives transactions risk-free and may subject a Fund to increased costs. With cleared swaps and futures contracts, there is also a risk of loss by the Fund of its initial and variation margin deposits in the event of bankruptcy of an FCM or the central counterparty with which the Fund has an open position. Additionally, applicable regulators have recently adopted rules imposing certain margin requirements, including minimums, on uncleared swaps, which may result in a Fund and its counterparties posting higher margin amounts for uncleared swaps than for cleared derivatives. If an FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets to satisfy its own financial

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obligations or the payment obligations of another customer. Moreover, depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and/or by the FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. If losses occur on derivative instruments, the Fund may have to make margin payments. In the event that a Fund does not hold sufficient cash, it may be forced to liquidate assets in order to meet margin calls, and in the event that there is insufficient liquidity in the market this may result in further losses.
Investing in derivatives will result in a form of leverage. Leverage involves special risks. A Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may not result in a higher return on investments, and using leverage could result in a net loss, which in some cases could be unlimited.
The use of derivatives is also subject to operational risk which refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error, as well as legal risk which refers to the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
A Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. It is not possible to predict fully the effects of current or future regulation. New requirements, even if not directly applicable to the Funds, may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.
Duration Management Risk (RBC BlueBay Impact Bond Fund). The Fund’s investments in derivative instruments that are intended to manage duration can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s investments in bonds and other securities.
Foreign Risk (RBC BlueBay Impact Bond Fund). Foreign securities may be subject to the risk of loss because of less foreign government regulation, less public information, different auditing and legal standards and less economic, political, environmental, and social stability in these countries. Loss may also result from political, diplomatic, or regional conflicts; terrorism or war; internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity, such as the imposition of exchange controls, sanctions, trading restrictions, confiscation of assets and property and other

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government restrictions; or from problems in registration, settlement, or custody. In some cases, affected securities may become worthless. A Fund may determine not to invest in, or may limit its overall investment in, a particular issuer, country, or geographic region due to, among other things, heightened risks regarding repatriation restrictions, confiscation of assets and property, expropriation, or nationalization. Geopolitical developments in certain countries in which a Fund may invest have caused, or may in the future cause, significant volatility in financial markets. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.
Geographic Focus Risk (RBC BlueBay Impact Bond Fund). The Fund may focus its investments in a region or small group of regions. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
High Yield Securities Risk (RBC BlueBay Impact Bond Fund). The Fund may hold high yield, high risk securities (commonly known as “junk bonds”) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although non-investment grade debt securities tend to be less sensitive to interest rate changes than investment grade debt securities, non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities have a higher risk of loss, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. Junk bonds have a higher risk of default or are already in default and are considered speculative.
Large Shareholder Transactions Risk (RBC BlueBay Impact Bond Fund). The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance.

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Liquidation Risk (Both Funds). To the extent authorized by law, the Funds reserve the right to discontinue offering shares at any time, merge, reorganize itself or any class of shares or cease operations and liquidate.
Liquidity Risk (Both Funds). A Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The SEC defines “liquidity risk” as the risk that a Fund may not be able to meet redemption requests without significantly diluting the interests of remaining shareholders. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.
Municipal Obligations Risk (RBC BlueBay Access Capital Community Investment Fund). Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). These obligations are generally classified as either “general obligation” or “revenue” bonds. Municipal bonds are usually issued to obtain funds for various public purposes, to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial status may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or adversely impact the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Fund’s investments. In addition to being downgraded, an insolvent municipality may file for bankruptcy. Given the recent

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bankruptcy-type proceedings by the Commonwealth of Puerto Rico, risks associated with municipal obligations are heightened.
Operational Risk (Both Funds). The Funds’ investments may be adversely affected due to the operational process of the Funds’ service providers, including the Adviser, transfer agent, custodian, or administrator. The Funds may be subject to losses arising from inadequate or failed internal controls, processes, and systems, or from human or external events.
Prepayment Risk (RBC BlueBay Impact Bond Fund). The value of some mortgage-backed and asset-backed securities in which a Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. Principal and interest payments on such securities depend on payment of the underlying loans, though issuers may support creditworthiness via letters of credit or other instruments.
Regulatory and Legal Risk (Both Funds). Governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that can affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation that applies to a Fund. These regulations and laws can adversely impact the investment strategies, performance, costs and operations of a Fund or taxation of shareholders.
In addition, entities that are part of banking organizations, such as the Adviser and its affiliates, are subject to extensive government regulation. Government regulation may change frequently and may have significant effects, including limiting the ability of the Adviser and its affiliates from engaging in certain trading activities, which may adversely impact the Funds.
For example, the so-called “Volcker Rule” prohibits the Adviser and its affiliates from engaging in certain trading activities. A Fund may be adversely impacted by this rule if the Adviser or its affiliates own 25% or more of the Fund’s shares outside of any seeding period permitted by the rule. These restrictions may prevent a Fund from maintaining sufficient seed capital and may cause the Fund to liquidate at the end of the period if the Fund is not able to achieve sufficient scale. Funds that are not managed by entities that are part of banking organizations are not subject to these limitations.
Many aspects of the Access Fund’s investment objective are directly affected by the CRA, and related national and local legal and regulatory environments. Changes in laws, regulations, or the interpretation of regulations could all pose risks to the successful realization of the Fund’s investment objective. It is not known what changes, if any, may be made to the CRA in the future and what impact these changes could have on regulators or the various states that have their own versions of the CRA. For example, in October 2023, the OCC and FDIC issued a final rule that changes various aspects of the regulation and implementation of the CRA. The full effects of such final rulemaking are unknown and could affect Fund operations.

More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks
Reinvestment Risk (Both Funds). Reinvestment risk is the risk that a fixed income security’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original security. If interest rates decline, the underlying security may rise in value, but the cash flows received from that security may have to be reinvested at a lower interest rate. Call risk is a type of reinvestment risk. Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below or above its current market price. An increase in the likelihood of a call may reduce a security’s price. If a fixed-income security is called, the Fund may have to reinvest proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.
U.S. Government Obligations Risk (RBC BlueBay Impact Bond Fund). Obligations of U.S. Government agencies, authorities, instrumentalities, and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and securities guaranteed by the entities remains unclear. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.
Valuation Risk (Both Funds). The Funds’ assets are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy. As a result, there is the risk that the values at which these investments are sold may be significantly different to the estimated fair values of these investments.
Designated Target Regions (RBC BlueBay Access Capital Community Investment Fund: Class I Only)
At the time of their share purchase, investors who purchase $1,000,000 or more of Class I shares may elect to have their investment amounts invested in particular areas of the United States as their preferred geographic focus or Designated Target Region. Regulated financial institutions make a Designated Target Region election for purposes of seeking CRA credit. Others may do so to direct investments to their community or jurisdiction. Investors who purchase under $1,000,000 are not eligible to select a Designated Target Region. Only investors who purchase $1,000,000 or more of Class I shares may elect to allocate their investment to a Designated Target Region in a single or multiple state, Metropolitan Statistical Area, county, or city. In determining whether an investor is eligible to elect to allocate a particular investment

More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks
to a Designated Target Region, that investment will be aggregated with the investor’s existing account value. Subject to management discretion, certain groups of related shareholders may be eligible to combine their respective investments for the purpose of meeting the $1,000,000 minimum investment threshold. Investors who do not select or are ineligible to select a Designated Target Region will be assigned to any geographic region within the United States determined by the Adviser. Eligible investors may elect a Designated Target Region by completing the appropriate section of the account application, which provides additional information and related requirements. Class A and Class IS investors are not eligible to select a Designated Target Region.
Each investor will be a shareholder of the Fund. The financial returns on a shareholder’s investment will be determined by that shareholder account’s proportionate share of the total assets in the Fund’s blended overall portfolio, not by the performance of the assets in the Designated Target Region(s) selected by that shareholder.
Community Investments (RBC BlueBay Access Capital Community Investment Fund)
Community Reinvestment Act of 1977. The CRA requires the three federal bank supervisory agencies, the Federal Reserve Board (“FRB”), the Office of the Comptroller of the Currency (“OCC”) and the FDIC, to encourage the institutions they regulate to help meet the credit needs of their local communities, including LMI neighborhoods. Each agency has promulgated rules for evaluating and rating an institution’s CRA performance which, as the following summary indicates, vary according to an institution’s asset size and business lines. An institution’s CRA performance can also be adversely affected by evidence of discriminatory credit practices regardless of its asset size.
CRA Qualified Investments. A predecessor of the Fund received an interpretative letter from the Federal Financial Institutions Examination Council (“FFIEC”) stating that it was considered eligible for regulatory credit under the CRA. Throughout the period that the predecessor fund operated as a business development company, investments in the fund were considered qualified investments under the CRA. The Fund expects that, as a registered investment company, it will continue to be considered eligible, but there is no guarantee that future changes to the CRA or future interpretations by the FFIEC will not affect the continuing eligibility of the Fund’s investments. So that the Fund itself may be considered a qualified investment, the Fund will seek to invest only in investments that meet the prevailing community investing standards put forth by U.S. regulatory agencies.
In most cases, “qualified investments,” as defined by the CRA, are required to be responsive to the community development needs of a financial institution’s delineated CRA assessment area or a broader statewide or regional area that includes the institution’s assessment area. For an institution to receive CRA credit with respect to

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the Fund’s shares, the Fund must hold CRA qualifying investments that relate to the institution’s assessment area.
As defined in the CRA, qualified investments are any lawful investments, deposits, membership shares or grants that have as their primary purpose community development. The term “community development” is defined in the CRA as: (1) affordable housing (including multifamily rental housing) for LMI individuals; (2) community services targeted to LMI individuals; (3) activities that promote economic development by financing businesses or farms that meet the size eligibility standards of applicable requirements or have gross annual revenues of $1 million or less; or (4) activities that revitalize or stabilize LMI geographies, designated disaster areas; or distressed or underserved non-metropolitan middle-income geographies designated by the federal banking regulators.
Investments are not typically designated as qualifying investments at the time of issuance by any governmental agency. Accordingly, the Adviser must evaluate whether each potential investment may be a qualifying investment with respect to a specific shareholder. The final determinations that Fund shares are qualifying investments are made by the federal and, where applicable, state bank supervisory agencies during their periodic examinations of financial institutions. There is no assurance that the agencies will concur with the Adviser’s determinations.
In determining whether a particular investment is qualified, the Adviser will assess whether the investment has as its primary purpose community development. The Adviser will consider whether the investment: (1) provides affordable housing for LMI individuals; (2) provides community services targeted to LMI individuals; (3) funds activities that (a) finance businesses or farms that meet the size eligibility standards of the Small Business Administration’s Development Company or Small Business Investment Company programs or have annual revenues of $1 million or less and (b) promote economic development; or (4) funds activities that revitalize or stabilize LMI areas, a designated disaster area, or non-metropolitan middle-income area that have been designated as distressed or underserved by the institution’s primary regulator; or (5) supports, enables, or facilitates certain projects or activities that meet the “eligible uses” criteria described in the Housing and Economic Recovery Act of 2008. The “eligible uses” include: (1) establishing financing mechanisms for purchase and redevelopment of foreclosed upon homes and residential properties, including such mechanisms as soft-seconds, loan loss reserves, and shared-equity loans for LMI homebuyers; (2) purchasing and rehabilitating homes and residential properties that have been abandoned or foreclosed upon, in order to sell, rent, or redevelop such homes and properties; (3) establishing land banks for homes that have been foreclosed upon; (4) demolishing blighted structures; and (5) redeveloping demolished or vacant properties.
An activity may be deemed to promote economic development if it supports permanent job creation, retention, and/or improvement for persons who are LMI, or supports permanent job creation, retention, and/or improvement in LMI areas or

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areas targeted for redevelopment by federal, state, local or tribal governments. An activity may also be considered to promote economic development if it supports permanent job creation, retention, and/or improvement by financing intermediaries that lend to, invest in, or provide technical assistance to start-ups or recently formed small businesses or small farms or through technical assistance or supportive services for small businesses or farms. Activities that revitalize or stabilize an LMI geography are activities that help attract and retain businesses and residents. The Adviser maintains documentation, readily available to a financial institution or an examiner, supporting its determination that a security is a qualifying investment for CRA purposes.
There may be a time lag between a purchase of Fund shares by an investor and the Fund’s acquisition of a significant volume of investments in a particular geographic area. The length of time will depend upon the depth of the market for CRA qualified investments in the relevant areas, and may also be affected by the Adviser’s policies for allocating securities among its clients as further described under the caption “Trade Allocation and Aggregation” in the SAI. In some cases, the Adviser expects that CRA qualified investments will be immediately available. In others, it may take weeks or months to acquire a significant volume of CRA qualified investments in a particular area. The Adviser believes that investments in the Fund during these time periods will be considered CRA qualified investments, provided the purpose of the Fund includes serving the investing institution’s assessment area(s) and the Fund is likely to achieve a significant volume of investments in the region after a reasonable period of time. As the Fund continues to operate, it may dispose of securities that were acquired for CRA qualifying purposes, in which case the Adviser will normally attempt to acquire a replacement security that would be a qualifying investment.

Management
Investment Adviser
The Funds are advised by RBC Global Asset Management (U.S.) Inc., a wholly-owned subsidiary of Royal Bank of Canada (“RBC”). RBC is one of North America’s leading diversified financial services companies and provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. RBC employs approximately 97,000 people who serve more than 17 million personal, business, public sector and institutional clients through offices in Canada, the U.S. and 27 other countries around the world. The Adviser has been registered with the SEC as an investment adviser since 1983 and has been a portfolio manager of publicly-offered mutual funds since 1986. The Adviser maintains its offices at 250 Nicollet Mall, Suite 1550, Minneapolis, Minnesota 55401. As of December 31, 2025, the Adviser’s investment team managed approximately $71.6 billion in assets for corporations, public and private pension plans, Taft-Hartley plans, charitable institutions, foundations, endowments, municipalities, registered mutual funds, private investment funds, trust programs, foreign funds such as UCITS funds, individuals (including high net worth individuals), wrap sponsors and other U.S. and international institutions.
For the advisory services the Adviser provides, each Fund paid a fee (expressed as a percentage of average daily net assets) during the fiscal year ended September 30, 2025 as follows:
RBC BlueBay Access Capital Community Investment Fund	0.35%
RBC BlueBay Impact Bond Fund	0.35%
RBC Global Asset Management has aligned the operations of the Adviser and certain of its asset management affiliates. In connection with this alignment, the Adviser may rely on persons employed by, and facilities and resources of, RBC Global Asset Management (UK) Limited (“RBC GAM UK”), an SEC-registered investment adviser based in London, U.K., to assist the Adviser in providing services under the investment advisory agreement.
Prior to November 1, 2021, the Board of Trustees approved a new investment advisory agreement between the Funds and the Adviser to accommodate this integration, and the new investment advisory agreement was subsequently approved by shareholders.
The Adviser has contractually agreed to waive fees and/or pay operating expenses through January 31, 2027 for each Fund in order to maintain net annual fund operating expenses as set forth below.
	Class A	Class I	Class R6	Class IS
RBC BlueBay Access Capital Community Investment Fund	0.80%	0.45%	N/A	0.40%
RBC BlueBay Impact Bond Fund	0.70%	0.45%	0.40%	N/A
The expense limitation agreement for the Funds excludes brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments

Management
and their agencies, extraordinary expenses such as litigation (including legal and audit fees and other costs in contemplation of or incident thereto) and indemnification, other expenses not incurred in the ordinary course of each Fund’s business and fees and expenses incurred indirectly by each Fund as a result of investment in shares of another investment company. The Adviser is entitled to recoup from a Fund or class the fees and/or operating expenses previously waived or reimbursed for a period of 12 months for the RBC BlueBay Access Capital Community Investment Fund and 3 years for the RBC BlueBay Impact Bond Fund from the date of such waiver or reimbursement, provided that such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time of the waiver or reimbursement and (ii) the Fund’s expense limitation at the time of recoupment.
The Adviser provides certain administrative services necessary for the operation of the Funds, including among other things, (i) providing office space, equipment and facilities for maintaining the Funds’ organization, (ii) preparing the Trust’s registration statement, proxy statements and all annual and semi-annual reports to Fund shareholders, and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Funds’ Adviser, Quasar Distributors, LLC (the “Distributor”), custodian, independent accountants, legal counsel and others. The Adviser also provides certain CRA-related administrative services to Class I shareholders of the RBC BlueBay Access Capital Community Investment Fund pursuant to a Special Administrative Services Agreement with the Trust. In consideration for such services and the assumption of related expenses, the Adviser is entitled to receive a fee of 0.05% of the average daily net assets of Class I shares of the Fund.
Information regarding the factors considered by the Board of Trustees in connection with the most recent approval of the Investment Advisory Agreement with the Adviser is included in the Funds’ report filed on Form N-CSR for the fiscal year ended September 30, 2025.
Additional Payments. The Adviser may make payments, out of its own resources and at no cost to the Fund or shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions (“Intermediaries”) in connection with the provision of administrative services; the distribution of the Fund’s shares; and reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in the Fund’s shares). In addition, certain Intermediaries may receive fees from the Fund for providing recordkeeping and other services for individual shareholders and/or retirement plan participants.
Conflicts of Interest Risk. An investment in a Fund may be subject to actual or potential conflicts of interest. For example, the Adviser and/or their affiliates may face conflicts of interest when receiving compensation for services provided by affiliates or in the side-by-side management of the Funds and other client accounts. The Adviser and/or their affiliates may make investment decisions that differ from and/or negatively impact those made on behalf of a Fund. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

Management
Portfolio Manager
The Adviser is responsible for the overall management of each Fund’s portfolio, including security analysis, industry recommendations, cash positions, the purchase and sell decision making process and general daily oversight of the Funds portfolios. The individual primarily responsible for the day-to-day management of the each Fund’s portfolio is set forth below:
Portfolio Manager Name	Title	Role on Fund Since[1]	Total Years of Financial Industry Experience	Degrees and Designations	Experience for Last 5 Years
RBC BlueBay Access Capital Community Investment Fund[1] and RBC BlueBay Impact Bond Fund
Brian Svendahl	Senior Portfolio Manager
Portfolio Manager
on RBC BlueBay
Access Capital
Community
Investment Fund
since 11/2021;
Portfolio Manager
on RBC BlueBay
Impact Bond Fund
since 2017;
Co-Portfolio
Manager on
RBC BlueBay
Access Capital
Community
Investment Fund
10/2012 to
10/2021; Portfolio
Manager on RBC
BlueBay Access
Capital
Community
Investment Fund
9/2012 to 10/2012;
Co-Portfolio
Manager on RBC
BlueBay Access
Capital Community
Investment Fund
10/2006 to 8/2012
			35 years	BS, University of Minnesota; BBA and MBA, University of Minnesota, Carlson School of Management; CFA Charterholder and member of the CFA Society of MN	Senior Portfolio Manager at the Adviser since 2005
Additional information about the portfolio manager’s compensation arrangements, other accounts managed by the portfolio manager, as applicable, and the portfolio manager’s ownership of securities of the funds they manage is available in the Funds’ SAI.
1
For the RBC BlueBay Access Capital Community Investment Fund, this information reflects the role of the portfolio manager of the Fund and its predecessor fund.

Shareholder Information
Pricing of Fund Shares
How NAV Is Calculated. The NAV is the value of a single share. A separate NAV is calculated for each class of shares of a Fund. The NAV is calculated by adding the total value of a Fund’s investments and other assets, determining the proportion of that total allocable to the particular class, subtracting the liabilities allocable to the class and then dividing that figure by the number of outstanding shares of that class.
1.
NAV is calculated separately for each class of shares.
2.
You can find the Funds’ NAVs daily in various newspapers, at www.bloomberg.com, www.rbcgam.com, or by calling 1-800-422-2766.
NAV =	Total Assets of Class – Liabilities
Number of Shares Outstanding
The per share NAV of each Fund is determined each day the New York Stock Exchange (“NYSE”) is open for trading or (at the Fund’s option) on days the primary trading markets for the Fund’s portfolio instruments are open (“Value Date”) as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time or such other time as determined by the NYSE). The Funds will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of the regularly scheduled NYSE closing time, if the particular disruption directly affects only the NYSE (“Value Time”).
Your order for purchase, sale or exchange of shares is based on the next applicable price calculated after your order is received in good order by the Funds’ transfer agent. For example: If you place a purchase order to buy shares of a Fund, it must be received before 4:00 p.m. Eastern time in order to receive the NAV, plus any applicable sales charges, calculated at 4:00 p.m. If your order is received after 4:00 p.m. Eastern time, it will be based on the NAV, plus any applicable sales charges, calculated on the next business day at 4:00 p.m. Eastern time. Also, as further explained in the “Purchasing and Adding to Your Shares” section, if a purchase order in proper form is received by an authorized financial intermediary, the order will be treated as if it had been received by the Funds’ transfer agent at the time it is received by the intermediary.
You may purchase, redeem, or exchange shares of the Funds on any day when the NYSE is open. Purchases, redemptions, and exchanges may be restricted in the event of an early or unscheduled close of the NYSE if the primary trading markets of the Funds are disrupted as well. Even if the NYSE is closed, a Fund may accept purchase, redemption, and exchange orders on a Value Date if the Fund’s management believes there is an adequate market to meet purchase, redemption, and exchange requests. On such days, the Funds would also price shares in accordance with the above procedures.
Valuation of Portfolio Securities. On behalf of each Fund, the Board of Trustees has approved Pricing and Valuation Procedures of the Adviser for determining the value of each Fund’s investments.
In general, when the market value of a portfolio security is readily available, the Fund will rely on independent pricing services that provide market data to determine the

Shareholder Information
value of such portfolio security. A security’s valuation shall be considered a readily available market quotation only when that quotation is an unadjusted quoted price in an active market for an identical investment that a Fund may access on the measurement date. A quotation will not be readily available if it is not reliable. If a quotation is deemed to be unreliable or is not a quoted price in an active market, the fair value of the security shall be determined by the Adviser as set forth in the Pricing and Valuation Procedures. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.
Fixed income securities and non-exchange traded derivatives are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity and type of issue. Exchange traded options, futures and options on futures are valued at their most recent sale price on the exchange on which they are primarily traded. Investments in open-end investment companies are valued at the net asset value of those companies, and those companies may use fair value pricing as described in their prospectuses.
Under the Pricing and Valuation Procedures, fair valuation methodologies may also be used in situations such as the following: a price is determined to be stale (for example, it cannot be valued using the standard pricing method because a recent sale price is not available) on more than five consecutive days on which a Fund calculates its NAV; a foreign market is closed on a day when the U.S. markets are open and the last available price in the foreign market is determined not to represent a fair value; or a significant valuation event is determined to have occurred pursuant to the Pricing and Valuation Procedures. Significant valuation events may include the following: an event affecting the value of a security traded on a foreign market occurs between the close of that market and the Value Time; an extraordinary event like a natural disaster or terrorist act occurs; a large market fluctuation occurs; or an adverse development arises with respect to a specific issuer, such as a bankruptcy filing. These methodologies are intended to ensure that a Fund’s NAV accurately reflects the value for the underlying portfolio securities. As a result, effective use of fair valuations may prevent shareholder dilution. Each such determination shall be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another.

Shareholder Information
Investment Minimums
You may purchase shares of the Funds through the Funds’ Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations or requirements on buying and selling shares.1 For qualified retirement benefit plans, there is no minimum requirement for initial investment in the Funds. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.
Minimum Initial Investment
Class A Shares	Amount
Regular Account	$1,000
IRA	$250
Class I Shares
Regular Account	$1,000,000
Through Qualified Retirement Plans	$0
Class R6 Shares
Institutional Investors[2]	$1,000,000
Eligible Investors[2]	$0
Class IS Shares
Regular Account	$2,500
Through Qualified Retirement Plans	$0

Minimum Subsequent Investment
Amount
Class A Shares	None
Class I Shares	None
Class R6 Shares	None
Class IS Shares	None
1
Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of a Fund which are processed based on the Fund’s net asset value next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may vary in terms of how they process your orders, and they may charge you transaction fees on purchases of Fund shares and may also impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or its transfer agent, U.S. Bank Global Fund Services. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Funds are not responsible for ensuring that the organizations carry out their obligations to their customers.
2
For more information about Institutional Investors and Eligible Investors see “Additional Information About Purchasing and Selling Shares” below.

Shareholder Information
Instructions for Purchasing and Adding to Your Shares
If opening an account through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of a Fund and he or she will take care of the necessary documentation. You may purchase shares directly from the Funds by completing a new account application. Contact U.S. Bank Global Fund Services, the Funds’ transfer agent at 1-800-422-2766 or go to www.rbcgam.com to obtain an application. Once completed, you may submit your application by following one of the steps below.
By Mail	• Complete and sign the account application. If you do not complete the application properly, your purchase may be delayed or rejected.
•  Make your check payable to “RBC Funds” and include the name of the Fund in which you are investing.  All purchases must be in U.S. Dollars. All checks must be in
U.S. Dollars drawn on a domestic bank. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks,
Treasury checks, credit card checks, traveler’s checks, starter checks, postdated checks or any conditional order or payment.

• Mail your application and check to: RBC Fund c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252
• By overnight courier, send to: RBC Fund c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave, Suite 219252 Kansas City, MO 64105-1307
•  The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

By Wire	• To purchase shares by wire, the Funds’ transfer agent must have received a completed application and issued an account number to you.
• Call 1-800-422-2766 for instructions prior to wiring funds and to advise of your intent to wire.
• Please use the following wire instructions: U.S. Bank, N.A. ABA # 075000022 Credit: U.S. Bank Global Fund Services Account: 182380369377 Further Credit: RBC Fund Shareholder Name and Account Number
•  Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Shareholder Information
By Exchange from Another RBC Fund	1-800-422-2766
If you already have an account with us and your account
is authorized for telephone and/or Internet transaction
privileges, you may open an account in all RBC Funds
except the RBC BlueBay U.S. Government Money
Market Fund (Institutional Class 2 and Investor Class).
The names and registrations on the accounts must be
identical. The exchange must meet the applicable
minimum exchange amount requirement.

Lost Accounts/ Unclaimed Assets
Please note that based upon statutory requirements for returned mail, the Funds and the transfer agent will attempt to locate the investor or rightful owner of the account. If the
Funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. States increasingly are looking at inactive accounts as possible abandoned or unclaimed property. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the
“inactivity period” specified in your State’s abandoned property laws. The Funds (or the broker or custodian of record having beneficial owner information) are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The Funds will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws.

Escheatment laws vary by State, and States have different criteria for defining inactivity and abandoned property. The investor’s last known address of record determines which state has jurisdiction. The process described above, and the application of state escheatment laws, may vary depending on how shareholders hold their shares in the Funds.
If your shares are held directly with a Fund, please proactively contact the Fund’s transfer agent at 1-800-422-2766 at least annually to ensure your account remains in active status.
Alternatively, if your shares are held through a financial institution, please work with your financial institution directly to check your account status. Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas
Comptroller of Public Accounts for further information.

To Add to an Account. To add to an account, you may follow any one of the following steps:
By Telephone	1-800-422-2766
You may make additional investments by telephone if
your account has been opened for at least 7 business days.
After the Fund receives and accepts your request, the
Fund will deduct from your checking or savings account
(requires banking information to be on file and your
bank must be a member of the ACH network) the cost of
the shares. Availability of this service is subject to
approval by the Fund and the participating banks.

Shareholder Information
By Mail	• Make your check payable to [Name of Fund] and include your account number on your check.
• Mail the stub from your confirmation statement. Or, if unavailable, provide the following information with your payment: • Account name and account number • Fund name • Share class
• Mail your additional investment to: RBC Funds c/o U.S. Bank Global Fund Services P.O. Box 219252 Kansas City, MO 64121-9252
• By registered/overnight mail, send to: RBC Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave., Suite 219252 Kansas City, MO 64105-1307
•  The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

By Wire
•  To purchase shares and make additional investments by bank wire, please use the following wire instructions:
  U.S. Bank, N.A.
  ABA # 075000022
  Credit: U.S. Bank Global Fund Services
  Account: 182380369377
  Further Credit: RBC BlueBay [ ] Fund
  Shareholder Name and Account Number

•  Wired share purchases should include the names of each account owner, your account number and the name of the Fund in which you are purchasing shares. You should notify the Funds by telephone that you have sent a wire purchase order to U.S. Bank, N.A.

•  Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

• Call 1-800-422-2766 for instructions prior to wiring funds and to advise of your intent to wire.
Automatic Investment Plan (Class A Shares Only)
You may establish an Automatic Investment Plan to make additional purchases at regular intervals from your pre-established bank account. Your financial institution must be a member of the Automated Clearing House (ACH) to participate.

By Exchange from Another RBC Fund	Please refer to the information under “Exchanging Your Shares” below.
You can also add to your account by using the convenient options described below. The Funds reserve the right to change or eliminate these privileges at any time without notice, to the extent permitted by applicable law.

Shareholder Information
Automatic Investment Plan
Once your account has been established, you may make additional purchases of Class A shares at regular intervals through the Automatic Investment Plan (AIP). This Plan provides a convenient method to have monies deducted from your bank account, for investment into a Fund, on a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more. In order to participate in the Plan your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Funds’ transfer agent will charge a $25 fee to your account. To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Funds’ transfer agent at 1-800-422-2766 for instructions. Any request to change or terminate your Automatic Investment Plan should be submitted to the transfer agent 5 days prior to the effective date.
Dividends and Distributions and Directed Dividend Option
Dividends and distributions (net of applicable withholding) will be automatically reinvested unless you request otherwise. Dividends will differ among classes of a Fund due to differences in distribution and other class-specific operating expenses. Capital gains, if any, are distributed at least annually. By selecting the appropriate box on the account application, you can elect to receive your distributions (capital gains and/or dividends) in cash (check), have distributions deposited in a pre-authorized bank account via ACH, have distributions reinvested in the Funds, or into another eligible RBC Fund (as set forth under the caption “Exchanging Your Shares”). You should maintain the minimum balance in each Fund into which you plan to reinvest distributions. You can change or terminate your participation in the reinvestment option at any time in writing or by telephone at least five days prior to the record date of the distribution. If you elect to receive distributions and/or capital gains paid in cash, and if the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.
DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU HAVE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION THAT MAY BE TAXABLE. (SEE “SHAREHOLDER INFORMATION — DIVIDENDS, DISTRIBUTIONS AND TAXES”).

Shareholder Information
Selling Your Shares
If selling your shares through your financial advisor or broker, ask him or her for redemption procedures. Your advisor and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.
To sell shares please contact U.S. Bank Global Fund Services, the Funds’ transfer agent:
By Phone	1-800-422-2766
You may withdraw any amount up to $50,000 by
telephone, provided that your account is authorized for
telephone redemptions. The Funds will send proceeds
only to the address or bank of record. You must provide
the Fund’s name, your account number, the name of each
account owner (exactly as registered), and the number of
shares or dollar amount to be redeemed prior to
4:00 p.m. Eastern time for the trade to be processed with
that day’s closing price.

By Mail	RBC Funds c/o U.S. Bank Global Fund Services P.O. Box 219252 Kansas City, MO 64121-9252
1. In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or dollar amount to be redeemed. See “Signature Guarantees” below for information on when a signature guarantee is required.

2. Mail or courier the letter to the applicable address above or below.
3. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.
Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

By Overnight Courier	RBC Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave., Suite 219252 Kansas City, MO 64105-1307
By Wire
Redemption proceeds may be wired to your pre-identified bank account. A $15 fee is deducted from your redemption proceeds for complete and share redemptions of Class A shares. In case of a partial redemption, the fee of $15 will be deducted from the remaining account balance. If your written request is received in good order before 4:00 p.m. Eastern time, the Funds will normally wire the money on the following business day. If the Funds receive your request after 4:00 p.m. Eastern time, the Funds will normally wire the money on the second business day. Contact your financial institution about the time of receipt and availability. See “Signature Guarantees” below for information on when a signature guarantee is required.

Shareholder Information
Systematic Withdrawal Plan (Class A shares only)
As another convenience, you may redeem your Fund shares through the Systematic
Withdrawal Plan (SWP). Under the Plan, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. In order to participate in the Plan, your account balance must be at least
$10,000. If you elect this method of redemption, the Fund will send a check to your address of record or will send the payment via electronic funds transfer through the
Automated Clearing House (ACH) network directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This Program may be terminated at any time by the Fund. You may also elect to terminate your participation in this Plan at any time by contacting the transfer agent at least five days prior to the next scheduled withdrawal.

A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount requested to be withdrawn exceeds the amount available in your account, which includes any dividends credited to your account, the account will ultimately be depleted.

You may specify a dollar amount to be withdrawn monthly, quarterly or annually. You must own shares in an open account valued at $10,000 or more when you first authorize the systematic withdrawal plan (SWP). If you wish to establish a SWP, please complete this section of the account application or contact the transfer agent for further instructions.
Depending upon how long you have held your shares, contingent deferred sales charges may apply for Class A shares.

Shareholder Information
Additional Information About Purchasing and Selling Shares
The Funds cannot process transaction requests unless they are properly completed as described in this section. The Funds may cancel or change their transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.
All purchases must be in U.S. Dollars. All checks must be in U.S. Dollars drawn on a domestic bank. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, postdated checks, or any conditional order or payment.
The transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned.
The Funds may waive their minimum purchase requirement. Each of the Funds, the Distributor, the Adviser and the transfer agent reserves the right to reject any application for any reason in its sole discretion, including rejection of orders not accompanied by proper payment and orders that are not in the best interests of each Fund and their shareholders. The Funds do not accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.
Class A Eligibility. Each Fund offers Class A shares to investors who meet the minimum initial investment requirements. There is a $1,000 minimum initial investment requirement for Class A shares ($250 minimum for IRA accounts) and no minimum required for additional investments.
Class I Eligibility. Each Fund offers Class I shares to individuals or institutions with a $1,000,000 minimum requirement for initial investment, and no minimum required for additional investments. There is no minimum requirement for initial investment for participants of qualified retirement plans. The minimum requirement may be waived, at Fund management’s discretion, for certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. The minimum requirement for initial investment for Class I does not apply to investments by employees of the Adviser or its affiliates, officers and trustees of the Funds, partners or employees of law firms that serve as counsel to the Funds or the Funds’ independent trustees, or members of the immediate families of the foregoing (e.g., spouses, parents, children, grandparents, grandchildren, parents-in-law, sons and daughters-in-law, siblings, a sibling’s spouse, and a spouse’s siblings).
Investors who hold Class I shares of the Fund through a fee-based program, but who subsequently become ineligible to participate in the program or withdraw from the program, may be subject to conversion of their Class I shares by their program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I shares. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion.
Class R6 Eligibility. Class R6 shares are offered by the RBC BlueBay Impact Bond Fund to Institutional Investors that meet a $1,000,000 minimum requirement for

Shareholder Information
initial investment and to Eligible Investors. Institutional Investors (including endowments and foundations) are investors deemed appropriate by the Adviser that hold shares of the Fund through an account held directly with the Fund and that are not traded through an intermediary, subject to a minimum initial investment of $1,000,000. Eligible Investors are not subject to a minimum initial investment and include (a) retirement and benefit plans that have plan-level or omnibus accounts held on the books of the Fund and do not collect servicing or record keeping fees from the Fund; (b) plans or platforms sponsored by a financial intermediary whereby shares are held on the books of the Fund through omnibus accounts, either at the plan or platform level or the level of the plan administrator, and where an unaffiliated third party intermediary provides administrative, distribution and/ or other support services to the plan or platform and does not charge the Fund servicing, record keeping or sub-transfer agent fees; and (c) collective investment trusts. Class R6 shares are not available directly to traditional or Roth IRAs, Coverdell Savings Accounts, KEOGHs, SEPs, SARSEPs, SIMPLE IRAs, individual 401(k) plans or individual 403(b) plans. There is no minimum required for additional investments.
Class IS Eligibility. Class IS shares are offered by RBC BlueBay Access Capital Community Investment Fund and are available to investors who meet the $2,500 minimum initial investment requirement. There is no minimum required for additional investments. There is no minimum requirement for initial investment for participants of qualified retirement plans. The minimum requirement for initial investment for the Fund does not apply to investments by employees of the Adviser or its affiliates, officers and trustees of the Fund, partners or employees of law firms that serve as counsel to the fund or the Fund’s independent trustees, or members of the immediate families of the foregoing (e.g., spouses, parents, children, grandparents, grandchildren, parents-in-law, sons and daughters-in-law, sibling’s spouse, and a spouse’s siblings).
Minimum Account Size for Class I and Class A Shares. You must maintain a minimum account value equal to the current minimum initial investment, which is $1,000 for Class A shareholder accounts and $1,000,000 for Class I shareholder accounts. There is no minimum account size requirement for retirement plans. If your account falls below a minimum due to redemptions and not market action, the Funds may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Funds contact you, the Funds may close the account and send your money to you or begin charging you a fee for remaining below the minimum account size. No CDSC will be imposed on shares redeemed as a result of involuntary account closing.
Minimum Account Size for Class R6 Shares. Institutional Investors in Class R6 shares must maintain a minimum account value equal to the current minimum regular initial investment, which is $1,000,000 for Class R6 shareholder accounts. There is no minimum account size requirement for Eligible Investors. If your account falls below a minimum due to redemptions and not market action, the Funds may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Funds contact you, the Funds may close the account and send your money to you or begin charging you a fee for remaining below the minimum account size.

Shareholder Information
Minimum Account Size for Class IS Shares. You must maintain a minimum account value equal to the current minimum initial investment which is $2,500 for Class IS shareholder accounts. There is no minimum account size requirement for retirement plans. If your account falls below a minimum due to redemptions and not market action, the Funds may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Funds contact you, the Funds may close the account and send your money to you or begin charging you a fee for remaining below the minimum account size.
Timing of Purchases and Sales of Shares. You may purchase or sell shares of a Fund based on the NAV, plus any applicable sales charge, next determined after your request is received in good order. All requests received in good order before 4:00 p.m., Eastern Time, on a business day will be executed on that same day. Requests received after 4:00 p.m., Eastern Time, on a business day will be processed the next business day at the next business day’s NAV, plus any applicable sales charge. A purchase request is in “good order” if it includes a completed account application and the dollar amount of shares to be purchased along with payment for the shares. If you are paying with federal funds (wire), your order will be considered received when the Fund or its transfer agent receives the federal funds.
The Funds, their Adviser and their transfer agent reserve the right to reject any purchase request for any reason. A Fund may accept orders to purchase Fund shares in-kind with securities, rather than with cash, when the offered securities are consistent with the Fund’s investment objective and policies. Acceptance of such purchases will be at the Adviser’s discretion, and will be valued in the same manner that the Fund uses to calculate its NAV.
For accounts held directly with the Funds, the length of time that the Funds typically expect to pay redemption proceeds depends on whether payment is made by ACH, wire or check. The Funds typically expect to make payments of redemption proceeds by wire or ACH within two business days following receipt of the redemption order by the Funds. For payment by check, the Funds typically expect to mail the check within two business days following receipt of the redemption order by the Funds.
For accounts held through a financial intermediary, the length of time that the Funds typically expect to pay redemption proceeds depends on the method of payment and the agreement between the financial intermediary and the Funds. For redemption proceeds that are paid directly to you by the Fund, the Fund typically expects to make payments by wire or ACH or by mailing a check within two business days following receipt of a redemption order from the financial intermediary by the Funds. For payments that are made to your financial intermediary for transmittal to you, the Funds expect to pay redemption proceeds to the financial intermediary within one to two business days following receipt of the redemption order from the financial intermediary by the Funds. The settlement of redemption proceeds is determined by the Depository Trust and Clearing Corporation (“DTCC”) based on the order transmitted through Fund/SERV.
Each Fund intends to pay redemption proceeds promptly and in any event within seven days after the request for redemption is received in good order. In case of

Shareholder Information
emergencies or other unusual circumstances, each Fund may suspend redemptions or postpone payment for more than seven days, as permitted by law. Redemptions of Fund shares may be suspended when trading on the NYSE is closed or is restricted, in the event of an early or unscheduled close of the primary trading markets for the Fund’s portfolio instruments, or during an emergency which makes it impracticable for the applicable Fund to dispose of its securities or to determine the value of it net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, a Fund may delay redemption payments for more than seven days, as permitted by law.
In addition, a temporary hold may be placed on the payment of redemption proceeds if there is a reasonable belief that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests. Notice of such a delay will be provided in accordance with regulatory requirements. This temporary hold will be for an initial period of no more than 15 business days while an internal review of the facts and circumstances of the suspected financial exploitation is conducted, but the temporary hold may be extended for up to 10 additional business days if the internal review supports the belief that financial exploitation has occurred, is occurring, has been attempted, or will be attempted. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction.
The Funds cannot accept requests that contain special conditions or effective dates. The Funds may request additional documentation to ensure that a request is genuine. Examples may include a certified copy of a death certificate or divorce decree.
If you purchased your shares by check, you may not receive your redemption proceeds until your purchase amount has cleared, which may take up to 15 calendar days. This delay will not apply if you purchased your shares via wire payment. You can avoid this delay by purchasing shares with a federal funds wire. For your protection, if your account address has been changed within the last 30 calendar days, your redemption request must be in writing and signed by each account owner, with signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.

Shareholder Information

Withdrawing Money From Your Fund Investment
As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.
Signature Guarantees. You may withdraw from your account at any time. Certain redemptions will however require a signature guarantee. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
A signature guarantee from either a Medallion program member or a non-Medallion program member, is required in the following situations:
• If you are requesting a change in ownership on your account;
• When redemption proceeds are payable or sent to any person, address or bank account not on record;
• When a redemption request is received by the transfer agent and the account address has changed within the last 30 calendar days;
• For all redemptions in excess of $50,000 from any shareholder account.
The Funds may waive any of the above requirements in certain instances. In addition to the situations described above, the Funds and/or the transfer agent reserve the right to require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation. Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
Redemption in Kind. Each Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. In addition to paying redemption proceeds in cash, each Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind,” for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If a Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges. You will also bear the market risk of the securities you hold until the securities are sold. While the Funds do not routinely use redemptions in-kind, the Funds reserve the right to use redemptions in-kind to manage the impact of large redemptions on the Funds. Redemption in-kind proceeds will typically be made by delivering a pro-rata amount of a Fund’s holdings that are readily marketable securities to the redeeming shareholder within seven days after receipt of the redemption order by the Fund. In addition, a redemption in liquid portfolio

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securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.
Form of Distributions. By selecting the appropriate box on the account application, you can elect to receive your distributions (capital gains and dividends) in cash (check), have distributions deposited in a pre-authorized bank account via wire transfer, ACH, or have distributions reinvested back into your account with a Fund.
Telephone Purchase, Exchange and Redemption Privileges. Shareholders who open accounts with the Funds can accept telephone purchase, exchange and redemption privileges on the account application. If you call the Funds, the Funds’ representative may request personal identification and may record the call. IRA account holders may redeem or exchange shares by telephone. If you have an IRA, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding. Shareholders redeeming from IRA accounts by telephone will be asked whether or not to withhold taxes from any distribution.
IRA and Keogh Account Maintenance Fees. A $15 annual maintenance fee is charged on all IRA and Keogh accounts. Multiple IRA or Keogh accounts associated with a single social security number are charged a maximum annual maintenance fee of $30. If an annual maintenance fee has not yet been charged when the last IRA or Keogh account associated with a particular social security number is completely liquidated, the full annual maintenance fee will be charged to the account at that time. Additionally, a $25 fee will be imposed on non-periodic withdrawals or terminations from IRAs and Keogh plans.
Corporations, Trusts and Other Entities. Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.
Sales Limited to U.S. Citizens and Resident Aliens. Shares of the Funds are generally offered to only United States citizens and United States resident aliens having a social security number or individual tax identification number. This Prospectus should not be considered a solicitation or offering of Fund shares to non-U.S. citizens or non-resident aliens.
Anti-Money Laundering Procedures. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and as permitted by the Funds’ Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners and, in certain circumstances, for others who may be authorized to act on an account: full name, date of birth (for individuals), taxpayer identification number (usually your social security number), and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust,

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corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. In order to verify your identity, we may cross-reference your identification information with a consumer report or other electronic database, or by requesting a copy of your driver’s license, passport or other identifying document. Corporate, trust and other entity accounts require additional documentation. If we are unable to verify your identity in accordance with the Funds’ policies and procedures, we will reject and return your application, close your account or take such other action as we deem reasonable as permitted by law. Please review your account application for additional information. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.

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Exchanging Your Shares
If exchanging shares through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to exchange shares of a Fund and he or she will take care of the necessary documentation. To open a new account through an exchange from an existing RBC Fund account, please refer to “Purchasing and Adding to Your Shares” above.
An exchange of shares is technically a sale of shares in one fund followed by a purchase of shares in another fund, and therefore may have tax consequences. By following the instructions below, and subject to such limitations as may be imposed by the RBC Funds, you may exchange shares between all RBC Funds except the following: RBC BlueBay U.S. Government Money Market Fund (Institutional Class 2 and Investor Class).
By Telephone	1-800-422-2766	You may make exchanges from one identically registered RBC Fund account into another eligible RBC Fund account, provided that your account is authorized for telephone exchanges.
By Mail	Regular Mail RBC Funds c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252	Registered/Overnight Mail RBC Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave Suite 219252 Kansas City, MO 64105-1307
1. In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged, the name of the
RBC Fund from which the amount is being sold, and the name of the RBC Fund into which the amount is being purchased.

2. Mail or courier the letter to the applicable address above.
3. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.
Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s office.

Monthly Exchanges	You may authorize monthly exchanges from one eligible RBC Fund into another eligible RBC Fund. Exchanges will be continued until all shares have been exchanged or until you terminate the service.

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Additional Policies on Exchanges
The RBC Funds reserve the right to limit exchanges. (See “Market Timing and Excessive Trading,” below.)
With the exception of exchanges to or from the RBC BlueBay U.S. Government Money Market Fund (whose shares are offered through another prospectus) and Class I share exchanges into Class R6 shares and Class IS shares (as noted below), the share class must be the same in the two funds involved in the exchange. Except for exchanges of Class A shares of the RBC BlueBay U.S. Government Money Market Fund, RBC BlueBay Short Duration Fixed Income Fund or RBC BlueBay Ultra-Short Fixed Income Fund (whose shares are offered through another prospectus) into Class A shares of any other RBC Fund, no front-end sales charge will be assessed. Because Class A shares of the RBC BlueBay Short Duration Fixed Income Fund are subject to a lower maximum front-end sales charge than other RBC Funds and Class A shares of the RBC BlueBay U.S. Government Money Market Fund and RBC BlueBay Ultra-Short Fixed Income Fund are not subject to a front-end sales charge, you will be subject to the payment of a sales charge at the time of exchange into Class A shares of any other RBC Fund based on the amount that you would have owed if you directly purchased Class A shares of that RBC Fund (less any sales charge previously paid for such shares of the RBC BlueBay Short Duration Fixed Income Fund or in connection with shares exchanged for such shares of the RBC BlueBay U.S. Government Money Market Fund, RBC BlueBay Short Duration Fixed Income Fund or RBC BlueBay Ultra-Short Fixed Income Fund, as applicable). In addition, purchases of Class A shares of the RBC BlueBay U.S. Government Money Market Fund, RBC BlueBay Short Duration Fixed Income Fund and RBC BlueBay Ultra-Short Fixed Income Fund are not included in the calculations of rights of accumulation and other reductions of sales charges applicable to purchases of other RBC Funds. For complete information on the RBC Fund you are exchanging into, including fees and expenses, read that fund’s prospectus carefully. Call us for a free copy or contact your investment representative. With the exception of exchanges to the RBC BlueBay U.S. Government Money Market Fund, you must meet the minimum investment requirement of the Fund you are exchanging into. Exchanges from Class A shares of any other RBC Fund to the RBC BlueBay U.S. Government Money Market Fund will be into the Class A shares of the RBC BlueBay U.S. Government Money Market Fund and all other exchanges to the RBC BlueBay U.S. Government Money Market Fund will be into the Institutional Class 1 shares. The names and registrations on the two accounts must be identical. To the extent that an RBC Fund offers Class R6 shares or Class IS shares, Class I shares of that Fund may be exchanged for Class R6 shares or Class IS shares of that Fund at any time, provided that all eligibility requirements for investment in Class R6 shares or Class IS shares are met. You should review the prospectus of the fund you are exchanging into. Call us for a free copy or contact your investment representative. The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon 60 days’ notice to shareholders.

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Additional Shareholder Services
Services for the following types of accounts are also available to shareholders. Please call 1-800-422-2766 for more information.
• Uniform Transfers/Gifts to Minors Accounts
• TOD Accounts
• Accounts for corporations, partnerships and retirement plans
• Coverdell Education Savings Accounts (not available for Class R6 shares)
• Traditional IRA accounts (not available for Class R6 shares)
• Roth IRA accounts (not available for Class R6 shares)
• Simplified Employee Pensions
Telephone Services. Telephone trades must be received by or prior to market close. During periods of increased market activity, you may have difficulty reaching the Funds by telephone or may encounter higher than usual call waits. If this happens, contact the Funds by mail or allow sufficient time to place your telephone transaction. The Funds may refuse a telephone request, including a request to redeem shares of a Fund. The Funds will use reasonable procedures to confirm that telephone instructions are genuine. If such procedures are followed, neither the Funds nor any persons or entity that provides services to the RBC Funds will be liable for any losses due to unauthorized or fraudulent instructions. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. The Funds reserve the right to limit the frequency or the amount of telephone redemption requests. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time).
Shareholder Mailings. To help lower operating costs, the Funds attempt to eliminate mailing duplicate documents to the same address. When two or more RBC Fund shareholders have the same last name and address, the Funds may send only one prospectus and other similar documents, general information statement or proxy statement to that address rather than mailing separate documents to each shareholder. This practice is known as “householding.” Shareholders may opt out of this single mailing at any time by calling the RBC Funds at 1-800-422-2766 and requesting the additional copies of Fund documents.
Market Timing and Excessive Trading
Market timing may interfere with the management of a Fund’s portfolio and result in increased costs. The RBC Funds do not accommodate market timers. On behalf of the RBC Funds, the Board of Trustees has adopted policies and procedures to discourage short-term trading.
Restriction and Rejection of Purchase or Exchange Orders. The RBC Funds reserve the right to restrict or reject, for any reason, without any prior notice, any purchase order, including exchange purchases. These include transactions representing excessive trading or suspected excessive trading, transactions that may be disruptive to the management of a Fund’s portfolio, and purchase orders not accompanied by proper payment. The RBC Funds reserve the right to delay the

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payment of a redemption order in an exchange order for up to one business day in the event that, in a Fund’s judgment, such delay would be in the Fund’s best interest, in which case both the redemption and purchase will receive the net asset values of the shares redeemed and purchased at the conclusion of the delay period. Redemptions may be suspended or postponed at times when the NYSE is closed, when trading is restricted, or under certain emergency circumstances as determined by the SEC.
If detected, once an accountholder makes five exchanges between RBC Funds during a calendar year, the ability to make additional exchanges for that account may be suspended. In applying these exchange limits, the Funds may consider trading done in multiple accounts under common ownership, control or influence. These exchange limits do not apply to purchases made through the monthly exchange program. In addition, these limits may be modified at the Fund’s discretion for retirement plans to conform to plan exchange features and applicable law and regulation, and for automated or pre-established exchange, asset allocation or dollar cost averaging programs.
The RBC Funds’ policy limiting the number of exchanges applies uniformly to all investors. However, some financial intermediaries, such as investment advisors, broker-dealers, transfer agents and third-party administrators, maintain omnibus accounts in which they aggregate orders of multiple investors and forward aggregated orders to the RBC Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may not be identified by the financial intermediaries as omnibus accounts, the RBC Funds may be limited in their ability to detect excessive trading or enforce its market timing policy with respect to those omnibus accounts and investors purchasing and redeeming Fund shares through those accounts.
If the RBC Funds identify an investor as a potential market timer or an intermediary as a potential facilitator for market timing in the Funds, even if the above limits have not been reached, the RBC Funds may take steps to restrict or prohibit further trading in the Funds by that investor or through that intermediary. As stated above, the Funds reserve the right to restrict or reject a purchase order for any reason without prior notice. The Funds also reserve the right to terminate an investor’s exchange privilege without prior notice.
Risks Presented by Excessive Trading Practices. Parties engaged in market timing may use many techniques to seek to avoid detection. Despite the efforts of the Funds and their agents to prevent market timing, there is no guarantee that the Funds will be able to prevent all such practices. For example, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always reasonably detect market timing that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements typically aggregate the share ownership positions of multiple shareholders and often result in the Funds being unable to monitor the purchase, exchange and redemption activity of a particular shareholder. To the extent that the Funds and their agents are unable to curtail excessive trading practices in a Fund, those practices may interfere with the efficient management of the Fund’s

Shareholder Information
investment portfolio, and may, for example, cause the Fund to maintain a higher cash balance than it otherwise would have maintained or to experience higher portfolio turnover than it otherwise would have experienced. This could hinder performance and lead to increased brokerage and administration costs. Those increased costs would be borne by Fund shareholders.
To the extent that a Fund invests in securities that may trade infrequently, such as private placements, it may be susceptible to market timing by investors who seek to exploit perceived price inefficiencies in the Fund’s investments. This is commonly referred to as price arbitrage. Because these securities may trade infrequently, the Funds may be unable to purchase or sell investments at favorable prices in response to cash inflows or outflows caused by timing activity.
Disclosure of Portfolio Holdings
A description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the Funds’ SAI. The Funds also make certain portfolio securities information available on their website which is accessed by using the Funds’ link at www.rbcgam.com. On the tenth business day after month-end, each Fund’s portfolio holdings and related weightings, and a Fund’s sector/industry weightings (all as of month-end) are posted until replaced by the next month’s information. The aforementioned disclosure may be delayed until the Fund has a full calendar quarter of performance history. In addition, each Fund’s portfolio holdings as of the most recent first and third fiscal quarter-end as filed on Form N-PORT are posted on the Funds’ website within 60 days after the applicable quarter-end.
Distribution Arrangements/Sales Charges
This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Funds and ways to qualify for reduced sales charges. The Class I shares, Class R6 shares and Class IS shares of the Funds have no sales charges or distribution/service (12b-1) fees and, generally, have lower annual expenses than Class A shares. The class of shares that is better for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Your financial advisor can help you decide which class of shares is more appropriate for you.
Class I shares may also be available on certain brokerage platforms. An investor transacting in Class I shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Shareholder Information

	Class A	Class I	Class R6	Class IS
Sales Charge (Load)	Maximum sales charge of 3.75%. See Schedule below. CDSC of 1.00% on purchases of $1 million or more for redemptions within 12 months of purchase.	No sales charge.	No sales charge.	No sales charge.
Distribution and Service (12b-1) Fee	0.25%[1]	None	None	None
Fund Expenses	Higher annual expenses than Class I, Class R6 and Class IS shares.	Lower annual expenses than Class A shares.	Lower annual expenses than Class A and Class I shares.	Lower annual expenses than Class A and Class I shares.
1
Under the 12b-1 plan, Class A is authorized to pay expenses directly or reimburse the Distributor for costs and expenses incurred in connection with distribution and marketing of Fund shares subject to a maximum annual limit of up to 0.50% of the average daily net assets attributable to Class A shares of a Fund. Currently, the Board of Trustees has approved an annual limit of 0.25% for Class A shares.
Front-End Sales Charges. Front-end sales charges are imposed on sales of Class A shares at the rates listed in the table below. The sales charge decreases with larger purchases. For example, if you invest more than $100,000, or if your cumulative purchases or the value on your account is more than $100,000, then the sales charge is reduced. (See “Reducing the Initial Sales Charge on Purchases of Class A Shares,” below.) These sales charges will be waived for purchases (i) in accounts invested through wrap programs in which the Funds participates, (ii) through “one-stop” mutual fund networks, (iii) through trust companies and banks acting in a fiduciary, advisory, agency, custodial or similar capacity, or (iv) through group retirement plans. The amount paid for an investment, known as the “offering price,” includes any applicable front-end sales charges. Because of rounding in the calculation of the “offering price,” the actual sales charge you pay may be more or less than that calculated using the percentages shown below. There is no sales charge on reinvested dividends and distributions. Also shown in the table is the portion of the front-end sales charge that is paid to dealers, expressed as a percentage of the offering price of the Fund’s shares.

Shareholder Information

	Sales Charges as a Percentage of		Dealer Concession as a Percentage of Offering Price
For Purchases:	Offering Price	Net Amount Invested
Less than $100,000	3.75%	3.90%	3.00%
$100,000 — $249,999.99	3.50%	3.63%	2.75%
$250,000 — $499,999.99	2.50%	2.56%	2.00%
$500,000 — $749,999.99	2.00%	2.04%	1.60%
$750,000 — $999,999.99	1.50%	1.52%	1.20%
$1,000,000 and over	0.00%*	0.00%	0.00%**
*
A 1.00% CDSC is imposed on redemptions made within 12 months of a purchase of $1 million or more on which no front-end sales charge was paid. See “Contingent Deferred Sales Charge” below.
**
The Distributor may pay dealers up to 1.00% on investments made in Class A shares with no initial sales charge.
Reducing the Initial Sales Charge on Purchases of Class A Shares
Combining Accounts of Family Members. You may combine accounts in RBC Funds Class A shares of the Funds listed in this Prospectus and all other RBC Funds Class A shares offered in separate prospectuses (except for Class A shares of the RBC BlueBay U.S. Government Money Market Fund, RBC BlueBay Short Duration Fixed Income Fund and RBC BlueBay Ultra-Short Fixed Income Fund) in order to qualify for a reduced sales charge (load). The following types of accounts may be aggregated for purposes of reducing the initial sales charge.
• Accounts owned by you and your immediate family (your spouse and your children under 21 years of age)
• Trust accounts established by you or your immediate family
You need to provide your financial advisor with the information as to which of your accounts qualify as family accounts and this information should be included with your account application.
Letter of Intent. By signing a Letter of Intent (LOI) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of the Fund and all other RBC Funds Class A shares offered in separate prospectuses (except for Class A shares of the RBC BlueBay U.S. Government Money Market Fund, RBC BlueBay Short Duration Fixed Income Fund and RBC BlueBay Ultra-Short Fixed Income Fund). Any shares purchased within 90 days prior to f the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 3.75% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

Shareholder Information
If you establish an LOI with the Fund you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.
Rights of Accumulation. For the purpose of qualifying for the lower sales charge rates that apply to larger purchases, you may combine your new purchase of Class A shares with shares of currently owned holdings in Class A shares of the Fund and all other RBC Funds Class A shares offered in separate prospectuses (except for Class A shares of the RBC BlueBay U.S. Government Money Market Fund, RBC BlueBay Short Duration Fixed Income Fund and RBC BlueBay Ultra-Short Fixed Income Fund). The applicable sales charge for the new purchase is based on the total of your current purchase and the current value based on NAV of all other Class A shares you own. You may need to provide your financial advisor with account statements or other information to demonstrate that you qualify for a sales charge reduction.
PLEASE BE ADVISED THAT TO RECEIVE A REDUCTION IN THE INITIAL SALES CHARGE OF YOUR PURCHASES OF CLASS A SHARES OF THE FUND, YOU MUST NOTIFY YOUR FINANCIAL ADVISOR AT THE TIME YOU PURCHASE YOUR SHARES THAT YOU QUALIFY FOR SUCH A REDUCTION. IF YOU DO NOT NOTIFY YOUR FINANCIAL ADVISOR THAT YOU MAY BE ELIGIBLE FOR A SALES CHARGE REDUCTION, YOU MAY NOT RECEIVE A REDUCTION TO WHICH YOU ARE OTHERWISE ENTITLED.
Contingent Deferred Sales Charges. For Class A shares, a 1.00% CDSC is imposed on redemptions made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a CDSC. For purposes of determining the CDSC, if you sell only some of your shares, shares that are not subject to any CDSC will be sold first, followed by shares that you have owned the longest. The CDSC is based on the initial offering price or the current sales price of the shares, whichever is less.
Waiving Contingent Deferred Sales Charges. The contingent deferred sales charge on Class A shares may be waived in the following cases:
• Redemptions due to death or disability of the shareholder.
• Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary.
• Permitted exchanges of shares between funds. (However, if shares acquired in the exchange are subsequently redeemed within the period during which a contingent deferred sales charge would have applied to the initial shares purchased, the contingent deferred sales charge will not be waived.)
The contingent deferred sales charge on Class A shares may also be waived for redemptions through a systematic withdrawal plan if such transactions do not exceed 12% of the value of an account annually.
The Funds do not provide additional information on sales charges on their website because the information is contained in the Prospectus, which is available on the Funds’ website at www.dfinview.com/usrbcgam.

Shareholder Information
Financial Intermediary Waivers. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or on a financial intermediary platform. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed in Appendix A. Except as described in Appendix A, purchases will be subject to the waivers or discounts discussed above. See Appendix A - Financial Intermediary-Specific Sales Charge Waivers.
Distribution and Service (12b-1) Fees
The Funds have adopted a plan under Rule 12b-1. Rule 12b-1 fees paid pursuant to the plan compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund’s shares and/or for providing shareholder services. Because 12b-1 fees are paid from Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Under the 12b-1 plan, Class A is authorized to pay directly or reimburse the Distributor in connection with the distribution and marketing of Fund shares subject to an annual limit of up to 0.50% of average daily net assets attributable to Class A shares of a Fund. Up to 0.25% of this fee may be used for shareholder servicing. Currently, the Board of Trustees has approved an annual limit of 0.25% fees for Class A shares.
Shareholder Servicing Plan
The Trust has adopted an Amended and Restated Shareholder Servicing Plan (the “Servicing Plan”) that allows Class A, Class I and Class IS  shares of the Funds, as applicable, to pay service fees to firms that provide shareholder services (“Intermediaries”). Under the Servicing Plan, if an Intermediary provides shareholder services, including responding to shareholder inquiries and assisting shareholders with their accounts, the Funds may pay shareholder servicing fees to the Intermediary at an annual rate not to exceed 0.15% of the average daily value of net assets of the relevant share class. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.
Dividends, Distributions and Taxes
Dividends and Distributions. Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare dividends daily and distribute its net investment income, if any, to shareholders as dividends monthly. Each Fund will distribute net realized capital gains, if any, at least annually, generally in December. Dividends will also be paid at any time during the month upon total redemption of shares in an account. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

Shareholder Information
Annual Statements. Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in October, November, or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.
Avoid “Buying a Dividend.” At the time you purchase your Fund shares, a Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”
Tax Considerations.   Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.
For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met. Because the income of a Fund is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by the Fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.
Sale or Redemption of Fund Shares. You will recognize taxable gain or loss on a sale, exchange or redemption of your shares in a Fund, including an exchange for shares of another RBC Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over one year at the time you sell or exchange them. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. A Fund is required to report to you and the Internal Revenue Service annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1, 2012 (“covered shares”). Cost basis will be calculated using the Funds’ default method of average cost, unless you instruct a Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts

Shareholder Information
on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
Backup Withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at the applicable rate on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the Internal Revenue Service instructs it to do so.
State and Local Taxes. Fund distributions and gains from the sale or exchange of your Fund shares  also may be subject to state, local and foreign taxes.
Non-U.S. Shareholders. Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a Fund, as discussed in more detail in the SAI.
This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.
Organizational Structure
RBC Funds Trust, formerly known as Tamarack Funds Trust, was organized as a Delaware statutory trust on December 16, 2003. Overall responsibility for the management of RBC Funds Trust is vested in the Board of Trustees. At its inception in 1998, the Access Capital Strategies Community Investment Fund (the predecessor fund to the RBC BlueBay Access Capital Community Investment Fund), elected status as a business development company under the 1940 Act, but withdrew its election on May 30, 2006, and registered as a continuously offered, closed-end interval management company under the 1940 Act. The predecessor fund was reorganized into a series of the RBC Funds Trust, a registered open-end management company under the 1940 Act, effective July 28, 2008. Throughout this Prospectus, where appropriate in light of the context, the term “Fund” for the RBC BlueBay Access Capital Community Investment Fund includes the predecessor fund.

Financial Highlights
The following tables are intended to help you understand each Fund’s financial performance for the past five fiscal years of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose Report of the Independent Registered Public Accounting Firm, along with each Fund’s financial statements, is included in the Funds’ Form N-CSR, which is available free of charge at www.dfinview.com/usrbcgam or by calling 1-800-422-2766.

FINANCIAL HIGHLIGHTS
RBC BlueBay Access Capital Community Investment Fund
(Selected data for a share outstanding throughout the periods indicated)
		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/25	$7.85	0.23	(0.05)	0.18	(0.25)	(0.25)	$7.78
Year Ended 9/30/24	7.26	0.22	0.61	0.83	(0.24)	(0.24)	7.85
Year Ended 9/30/23	7.56	0.20	(0.28)	(0.08)	(0.22)	(0.22)	7.26
Year Ended 9/30/22	8.93	0.11	(1.33)	(1.22)	(0.15)	(0.15)	7.56
Year Ended 9/30/21	9.13	0.10	(0.15)	(0.05)	(0.15)	(0.15)	8.93
Class I
Year Ended 9/30/25	$7.85	0.26	(0.05)	0.21	(0.28)	(0.28)	$7.78
Year Ended 9/30/24	7.26	0.25	0.61	0.86	(0.27)	(0.27)	7.85
Year Ended 9/30/23	7.56	0.23	(0.29)	(0.06)	(0.24)	(0.24)	7.26
Year Ended 9/30/22	8.92	0.15	(1.33)	(1.18)	(0.18)	(0.18)	7.56
Year Ended 9/30/21	9.13	0.13	(0.16)	(0.03)	(0.18)	(0.18)	8.92
Class IS
Year Ended 9/30/25	$7.84	0.26	(0.04)	0.22	(0.28)	(0.28)	$7.78
Year Ended 9/30/24	7.26	0.25	0.60	0.85	(0.27)	(0.27)	7.84
Year Ended 9/30/23	7.56	0.23	(0.28)	(0.05)	(0.25)	(0.25)	7.26
Year Ended 9/30/22	8.92	0.15	(1.33)	(1.18)	(0.18)	(0.18)	7.56
Year Ended 9/30/21	9.12	0.13	(0.15)	(0.02)	(0.18)	(0.18)	8.92

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets Excluding Interest Expense	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/25	2.55%	$4,632	0.80%	0.80%	3.07%	0.84%	109%
Year Ended 9/30/24	11.68%	6,045	0.80%	0.80%	2.97%	0.80%	127%
Year Ended 9/30/23	(1.20)%	6,963	0.80%	0.80%	2.61%	1.05%	74%
Year Ended 9/30/22	(13.84)%	9,515	0.80%	0.80%	1.36%	0.84%	21%
Year Ended 9/30/21	(0.61)%	14,233	0.80%	0.80%	1.07%	0.86%	25%

FINANCIAL HIGHLIGHTS
		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets Excluding Interest Expense	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class I
Year Ended 9/30/25	2.78%	$613,776	0.45%	0.45%	3.42%	0.54%	109%
Year Ended 9/30/24	12.03%	615,906	0.45%	0.45%	3.32%	0.55%	127%
Year Ended 9/30/23	(0.85)%	600,100	0.45%	0.45%	2.98%	0.53%	74%
Year Ended 9/30/22	(13.44)%	643,252	0.45%	0.45%	1.74%	0.51%	21%
Year Ended 9/30/21	(0.37)%	701,768	0.45%	0.45%	1.42%	0.52%	25%
Class IS
Year Ended 9/30/25	2.96%	$57,516	0.40%	0.40%	3.47%	0.52%	109%
Year Ended 9/30/24	11.95%	47,438	0.40%	0.40%	3.36%	0.53%	127%
Year Ended 9/30/23	(0.80)%	52,403	0.40%	0.40%	3.03%	0.53%	74%
Year Ended 9/30/22	(13.40)%	51,376	0.40%	0.40%	1.87%	0.50%	21%
Year Ended 9/30/21	(0.21)%	31,237	0.40%	0.40%	1.47%	0.55%	25%

*
During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated. The impact of the voluntary waivers for each period was less than 0.01%.

**
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rate includes to-be-announced (“TBA”)
transactions.

(a)	Excludes sales charge.
(b)
Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

FINANCIAL HIGHLIGHTS
RBC BlueBay Impact Bond Fund
(Selected data for a share outstanding throughout the periods indicated)
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/25	$8.81	0.33	(0.18)	0.15	(0.32)	—	(0.32)	$8.64
Year Ended 9/30/24	8.19	0.31	0.62	0.93	(0.31)	—	(0.31)	8.81
Year Ended 9/30/23	8.42	0.25	(0.23)	0.02	(0.25)	—	(0.25)	8.19
Year Ended 9/30/22	10.17	0.17	(1.71)	(1.54)	(0.14)	(0.07)	(0.21)	8.42
Year Ended 9/30/21	10.58	0.09	(0.24)	(0.15)	(0.12)	(0.14)	(0.26)	10.17
Class I
Year Ended 9/30/25	$8.84	0.35	(0.18)	0.17	(0.35)	—	(0.35)	$8.66
Year Ended 9/30/24	8.21	0.33	0.63	0.96	(0.33)	—	(0.33)	8.84
Year Ended 9/30/23	8.44	0.27	(0.23)	0.04	(0.27)	—	(0.27)	8.21
Year Ended 9/30/22	10.19	0.16	(1.67)	(1.51)	(0.17)	(0.07)	(0.24)	8.44
Year Ended 9/30/21	10.59	0.12	(0.23)	(0.11)	(0.15)	(0.14)	(0.29)	10.19
Class R6
Year Ended 9/30/25	$8.83	0.35	(0.17)	0.18	(0.35)	—	(0.35)	$8.66
Year Ended 9/30/24	8.21	0.34	0.61	0.95	(0.33)	—	(0.33)	8.83
Year Ended 9/30/23	8.44	0.27	(0.22)	0.05	(0.28)	—	(0.28)	8.21
Year Ended 9/30/22	10.19	0.16	(1.67)	(1.51)	(0.17)	(0.07)	(0.24)	8.44
Year Ended 9/30/21	10.60	0.12	(0.24)	(0.12)	(0.15)	(0.14)	(0.29)	10.19
Class Y
Year Ended 9/30/25	$8.83	0.35	(0.18)	0.17	(0.35)	—	(0.35)	$8.65
Year Ended 9/30/24	8.20	0.33	0.63	0.96	(0.33)	—	(0.33)	8.83
Year Ended 9/30/23	8.43	0.27	(0.22)	0.05	(0.28)	—	(0.28)	8.20
Year Ended 9/30/22	10.19	0.16	(1.68)	(1.52)	(0.17)	(0.07)	(0.24)	8.43
Period Ended 9/30/21(b)	10.15	0.05	0.04	0.09	(0.05)	—	(0.05)	10.19

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	For the period from April 12, 2021 (commencement of operations) through September 30, 2021.

FINANCIAL HIGHLIGHTS
		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/25	1.84%	$1,523	0.69%	3.81%	0.97%	63%
Year Ended 9/30/24	11.51%	1,552	0.69%	3.66%	1.03%	79%
Year Ended 9/30/23	0.18%	974	0.70%	2.89%	1.09%	79%
Year Ended 9/30/22	(15.30)%	941	0.70%	1.91%	0.70%	33%
Year Ended 9/30/21	(1.47)%	21	0.70%	0.91%	54.43%	36%
Class I
Year Ended 9/30/25	1.98%	$116,346	0.44%	4.05%	0.61%	63%
Year Ended 9/30/24	11.89%	119,230	0.44%	3.88%	0.63%	79%
Year Ended 9/30/23	0.44%	108,268	0.45%	3.15%	0.62%	79%
Year Ended 9/30/22	(15.05)%	95,006	0.45%	1.70%	0.65%	33%
Year Ended 9/30/21	(1.13)%	77,793	0.45%	1.14%	0.73%	36%
Class R6
Year Ended 9/30/25	2.15%	$124,487	0.39%	4.10%	0.48%	63%
Year Ended 9/30/24	11.82%	125,646	0.39%	3.95%	0.50%	79%
Year Ended 9/30/23	0.49%	80,372	0.40%	3.21%	0.48%	79%
Year Ended 9/30/22	(15.01)%	66,391	0.40%	1.69%	0.52%	33%
Year Ended 9/30/21	(1.17)%	81,762	0.40%	1.14%	0.62%	36%
Class Y
Year Ended 9/30/25	2.03%	$40,892	0.39%	4.10%	0.47%	63%
Year Ended 9/30/24	11.96%	47,484	0.39%	3.92%	0.49%	79%
Year Ended 9/30/23	0.49%	51,555	0.40%	3.19%	0.49%	79%
Year Ended 9/30/22	(15.11)%	51,307	0.40%	1.70%	0.50%	33%
Period Ended 9/30/21(b)	0.90%(c)	60,373	0.40%(d)	0.99%(d)	0.59%(d)	36%

*
During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated. The impact of the voluntary waivers for each period was less than 0.01% except for the periods ended September 30, 2024 and September 30, 2025, when the Fund’s net expense ratios would increase by an amount of 0.01%.

**
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rate includes to-be-announced (“TBA”)
transactions.

(a)
Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)	For the period from April 12, 2021 (commencement of operations) through September 30, 2021.
(c)	Not annualized.
(d)	Annualized.

Appendix A
Financial Intermediary-Specific Sales Charge Waivers
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.
J.P. Morgan Securities LLC
If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
• Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
• Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
• Shares purchased through rights of reinstatement.
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
• Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
CDSC waivers on Class A shares available at J.P. Morgan Securities LLC
• Shares sold upon the death or disability of the shareholder.
• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
• Shares purchased in connection with a return of excess contributions from an IRA account.
• Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

Appendix A
• Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
• Breakpoints as described in the prospectus.
• Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
• Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Raymond James
Shares purchased in an investment advisory program.
• Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
CDSC Waivers on Class A shares available at Raymond James
• Death or disability of the shareholder.
• Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
• Return of excess contributions from an IRA Account.
• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus.
• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

Appendix A
• Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
• Breakpoints as described in this Prospectus.
• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Privacy Policy
RBC Funds
Notice of Privacy Policy & Practices
The RBC Funds recognize and respect the privacy concerns and expectations of our customers, including individuals who provide their nonpublic personal information to the RBC Funds but do not invest in the Funds’ shares. We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to our affiliates and to third parties who are not affiliated with the RBC Funds. For the purpose of this Policy, our affiliates are companies that are related by common ownership or control with RBC Global Asset Management (U.S.) Inc.
Collection of Customer Information
We collect nonpublic personal information about our customers from the following sources:
• Account Applications and Other Forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;
• Account History, including information about the transactions and balances in a customer’s accounts; and
• Correspondence, written, telephonic or electronic between a customer and the RBC Funds or service providers to the RBC Funds.

Disclosure of Customer Information
We may disclose all of the information described above to our affiliates and to certain third parties who are not affiliated with the Fund under one or more of these circumstances:
• As Authorized — if you request or authorize the disclosure of the information.
• As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the RBC
Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.
• Under Joint Agreements — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security, Safeguarding and Destruction of Customer Information and Reports
We require service providers to the RBC Funds to maintain:
• Policies and procedures designed to assure only appropriate access to, and use of information about customers of, the RBC Funds;
• Physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the
RBC Funds;
• Physical, electronic and procedural safeguards for the proper disposal of customer and consumer report information, as defined in Rule
30(b)(1)(ii) of Regulation S-P.

Delegation
The RBC Funds have delegated the responsibility to implement appropriate written procedures for such safeguarding and disposal of customer and consumer report information and records to the Funds'
transfer agent and/or any other service provider who may come into possession of such information.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the RBC Funds.

Where to Learn More About the Funds
For more information about the Funds, the following documents are available free upon request, once available:
Annual/Semi-Annual Reports (Reports) and Form N-CSR:
The Funds’ Reports to shareholders and Form N-CSR contain additional information on the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. In the Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.
Statement of Additional Information (SAI):
The Funds’ SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

 You can get free copies of the Reports, the SAI and Form N-CSR, or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds, or contacting the Funds at:
RBC Funds
c/o U.S. Bank Global Fund Services
PO Box 219252
Kansas City, MO 64121-9252
Telephone: 1-800-422-2766
You may also visit the Funds’ website at www.dfinview.com/usrbcgam for a free copy of the Funds’ Prospectus, SAI, Reports or Form N-CSR.
Information from the Securities and Exchange Commission:
You can review and obtain copies of Fund documents from the SEC as follows:
On the EDGAR database via the Internet:
www.sec.gov
By electronic request:
publicinfo@sec.gov
(The SEC charges a fee to copy any documents.)
Investment Company Act File No. 811-21475.
RBC Impact PRO 1/26